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                         AMENDED AND RESTATED INDENTURE

                           Dated as of March ___, 2001




                                     BETWEEN



                       CHUGACH ELECTRIC ASSOCIATION, INC.,

                                     TRUSTOR



                                       AND



                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                     TRUSTEE






                               SENIOR OBLIGATIONS



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         THIS AMENDED AND RESTATED  INDENTURE,  dated as of March ___,  2001, is between CHUGACH ELECTRIC ASSOCIATION, INC., an Alaska electric cooperative, as Trustor (hereinafter called the "Company"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association incorporated under the laws of the United States, as Trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has previously entered into the Pre-Release Indenture (as defined below), pursuant to which the Company has, prior to the reference date stated in the first paragraph hereof, issued First Mortgage Bonds of two series, denominated "First Mortgage Bonds, 1991 Series A" and "First Mortgage Bonds, CoBank Series." The Company intends to issue, under the Pre-Release Indenture on or after the reference date stated in the first paragraph hereof, new bonds (including bonds of two series, denominated "New Bonds, 2001 Series A" and "New Bonds, CoBank Series B," authorized by the Tenth Supplemental Indenture to the Pre-Release Indenture).

         All bonds issued under the Pre-Release Indenture are secured by a lien on and security interest in substantially all of the assets of the Company. However, the Company desires that those bonds it issues under the Pre-Release Indenture on or after the reference date stated in the first paragraph hereof (including all "New Bonds" of the series denominated "2001 Series A" and "CoBank Series B") shall become unsecured general obligations of the Company, governed by and subject to the terms and conditions stated in this Amended and Restated Indenture (as hereafter amended), beginning on the earliest date as of which each and every bond issued prior to the reference date stated in the first paragraph hereof (including all First Mortgage Bonds, 1991 Series A, and First Mortgage Bonds, CoBank Series) shall have been paid, redeemed, acquired by the Company or shall otherwise no longer be Outstanding.

         Therefore, effective as of the Release Date (as defined below), this Indenture amends and restates the Pre-Release Indenture in its entirety.
Effective on and as of the Release Date, all Pre-Existing Bonds (as defined below) shall constitute Obligations subject to, and entitled to the benefits of, this Indenture.

         The Company may from time to time authorize and issue the Pre-Existing Bonds and may authorize the creation, execution and delivery from time-to-time on or after the Release Date of its notes, bonds and other obligations of substantially the tenor hereinafter provided, issuable in one or more series (hereinafter called the "Additional Obligations"; the Pre-Existing Bonds and the Additional Obligations hereinafter called, collectively, the "Obligations"); and to provide for the authentication and delivery of the Additional Obligations by the Trustee from time-to-time, the Company has duly authorized the execution and delivery of this Indenture.

         All things have been done which are necessary to make the Pre-Existing Bonds and, when duly executed and issued by the Company and authenticated and delivered by the Trustee hereunder, the Additional Obligations, the valid obligations of the Company, and to constitute this Indenture a valid contract for the benefit of the holders of the Obligations, in accordance with the terms of the Obligations and this Indenture.

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         Should the indebtedness  subject to this Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants herein contained in a timely manner, then this Indenture shall be cancelled and surrendered.

         AND IT IS HEREBY COVENANTED AND DECLARED that all the Additional Obligations are to be authenticated and delivered, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Obligations as follows:

1.       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.1      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

(b) At any time at which this Indenture is qualified or required to be qualified under the TIA (as hereinafter defined), all other terms used herein which are defined in the TIA either directly or by reference therein, have the meanings assigned to them therein.

(c) All accounting terms not otherwise defined herein have the meanings assigned to them, and all determinations and computations herein provided for shall be made, in accordance with Accounting Requirements (as hereinafter defined), and the express reference to "Accounting Requirements" with respect to certain terms, determinations or computations shall not imply that other terms, determinations and computations shall not be defined or made in accordance with "Accounting Requirements."

(d) All references herein to "Accounting Requirements" refer to such requirements as are in use in the United States at the time of the determination of any computation required or permitted hereunder, or, at the option of the Company, such requirements in use at the date of the execution and delivery of this Indenture.

(e) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

(f) The words "include" and "including" shall not be terms of limitation, and shall in all cases, whether or not expressly provided, be read to be "include, without limitation," and "including, without limitation," respectively.

(g) When used herein the terms "corporation" and "company" or other equivalent terms shall include any legal entity whether in the form of a corporation,

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cooperative,  partnership,  joint  venture,  association,  joint-stock  company, limited liability company, partnership, limited liability partnership, trust or unincorporated organization.

         Certain terms used principally in Article 7 are defined in that Article.

         "Accountant" means a Person regularly engaged in the practice of accounting who (except as otherwise expressly provided in this Indenture) may be employed by or affiliated with the Company and who need not be independent, certified, licensed or public.

         "Accounting Requirements" means the requirements of the system of accounts prescribed by any regulatory authority having jurisdiction over the Company or, in the absence thereof, the requirements of generally accepted accounting principles applicable to similar entities conducting business similar to that of the Company. Generally accepted accounting principles refers to a common set of accounting standards and procedures that are either promulgated by an authoritative accounting rulemaking body or accepted as appropriate due to wide-spread application in the United States.

         "acquired"  means  to  acquire  by  purchase,  exchange,  construction,
consolidation,   conveyance,   transfer  or  otherwise.  The  terms  "acquired,"
"acquiring" and "acquisition" have meanings correlative to the foregoing.

         "Act" when used with respect to any Holder or Holders has the meaning stated in Section 1.2.

         "Additional Obligations" has the meaning stated in the first recital of this Indenture and includes any Obligation authenticated and delivered hereunder after the date hereof.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" of any specified Person means the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities or membership interests, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Application" means an application for the authentication and delivery of Additional Obligations under any provision of this Indenture and shall consist of, and shall not be deemed complete until there shall have been delivered to the Trustee, such documents as are required by such provision to establish the right of the Company to the action applied for. The date of a particular Application shall be deemed to be the date of completion of all such deliveries to the Trustee and not the date on any particular document so delivered.

         "Authenticating Agent" when used with respect to any particular series of Obligations means any Person named as Authenticating Agent for said series in the provisions of this Indenture creating said series until a successor Authenticating Agent therefor becomes such pursuant thereto, and thereafter "Authenticating Agent" shall mean such successor.

         "Available Margins Certificate" means an Officers' Certificate, dated not more than thirty (30) days prior to the date of the related Application, and

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signed by, in addition to the two Officers  signing the same, a Person,  who may be one of such Officers, signing as an Accountant, stating that:

(a) the Margins for Interest for either (i) the fiscal year of the Company immediately preceding the fiscal year in which the relevant Application is made; PROVIDED, HOWEVER, that if such Application is made within 90 days of the end of the immediately preceding fiscal year for purposes of the Application the Company may use the fiscal year of the Company immediately preceding such immediately preceding fiscal year of the Company, or (ii) any twelve (12) consecutive calendar months during the period of eighteen (18) calendar months immediately preceding the first day of the calendar month in which the relevant Application is made, are not less than 1.10 times the Interest Charges during such fiscal year or other twelve (12) month period; and

(b) the Margins for Interest have been calculated in accordance with the definitions contained in this Section.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry System" means that system whereby the clearance and settlement of transactions in Obligations held in such system is made through electronic book-entry changes, thereby eliminating the need for physical movement of Obligations certificates or other instruments.

         "Cede & Co." means Cede & Co., as nominee for DTC (as defined below), and any successor nominee of DTC.

         "Commission" means the Securities and Exchange Commission, as from time-to-time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties theretofore assigned to it under the TIA, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company   Consent,"   "Company  Order"  and  "Company  Request"  mean,
respectively, a written consent, order or request signed in the name of the Company by an Officer of the Company, and delivered to the Trustee.

         "Credit Enhancement" means, with respect to any Obligation, the provision of an insurance policy, letter of credit, surety bond or any other undertaking, whereby the provider thereof becomes unconditionally obligated to pay when due, to the extent not paid by the Company or otherwise, the principal of and interest on such Obligation or on another obligation the payment on which

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is (i) secured by such  Obligation  or (ii)  credited  against the principal and interest due on such Obligation.

         "Credit Enhancer" means any Person that, pursuant to this Indenture or a Supplemental Indenture, is designated as a Credit Enhancer and which provides Credit Enhancement.

         "Defaulted Interest" has the meaning stated in Section 3.9.

         "Defeasance Securities" means and includes any of the following securities, if and to the extent the same are not subject to redemption or call prior to maturity by anyone other than the holder thereof and are at the time legal for investment of the Company's funds:

         (a) any bonds or other obligations which as to principal and interest constitute direct obligations of, or are unconditionally guaranteed by, the United States of America;

         (b) any bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state (i) which are not callable prior to maturity, or which have been duly called for redemption by the obligor on a date or dates specified and as to which irrevocable instructions have been given to a trustee in respect of such bonds or other obligations by the obligor to give due notice of such redemption on such date or dates, which date or dates shall be also specified in such instructions, (ii) which are secured as to principal and interest and redemption premium, if any, by a fund consisting only of cash or bonds or other obligations of the character described in clause (a) above which fund may be applied only to the payment of such principal of and interest and redemption premium, if any, on such bonds or other obligations on the maturity date or dates thereof or the redemption date or dates specified in the irrevocable instructions referred to in subclause (i) of this clause (b), as appropriate, (iii) as to which the principal of and interest on the bonds and obligations of the character described in clause (a) above on deposit in such fund along with any cash on deposit in such fund are sufficient to pay principal of and interest and redemption premium, if any, on the bonds or other obligations described in this clause (b) on the maturity date or dates thereof or on the redemption date or dates specified in the irrevocable instructions referred to in subclause (i) of this clause (b), as appropriate, and (iv) which at the time of their purchase hereunder are rated "AAA" by Standard & Poor's Ratings Group and, if rated by Moody's Investors Service, are rated "Aaa" by such agency; and

         (c) any certificates or any other evidences of an ownership interest in obligations or in specified portions thereof (which may consist of specified portions of the interest thereon) of the character described in paragraph (a) or
(b) above.

         "Distribution" has the meaning stated in Section 11.13.

         "DTC" means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

         "DTC Participant" means a broker-dealer, bank or other financial institution for which DTC holds Obligations.

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         "Event of  Default"  has the  meaning  stated in Section  6.1 or in any
Supplemental Indenture. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

         "Holder" when used with respect to any Obligation means the Person in whose name such Obligation is registered in the Obligation Register.

         "Indenture" means this instrument as originally executed or as it may from time-to-time be supplemented, modified or amended by one or more indentures or other instruments supplemental hereto (including Supplemental Indentures) entered into pursuant to the applicable provisions hereof.

         "Independent" when used with respect to any specified Person means such a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Obligations or in any Affiliate of the Company or of such other obligor and (iii) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

         "Interest Charges" for any period means the total interest charges (whether capitalized or expensed) of the Company for such period on (i) all Outstanding Debt Obligations and (ii) all other obligations of the Company (other than Subordinated Debt) to repay borrowed money or to pay the deferred purchase price for property or services, in all cases including amortization of debt discount and premium on issuance but excluding the interest component attributable to any capitalized lease or similar agreement; PROVIDED, HOWEVER, that with respect to any calculation of Interest Charges for any period prior to the Release Date, "Interest Charges" means the total interest charges (whether capitalized or expensed) of the Company for such period with respect to interest the obligation for the payment of which is secured under the Pre-Release Indenture or by a lien against property subject to the Pre-Release Indenture prior to or on a parity with the lien of the Pre-Release Indenture, other than "Permitted Encumbrances" (as defined in the Pre-Release Indenture), in all cases including amortization of debt discount and premium on issuance, determined in accordance with Accounting Requirements.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Obligations.

         "Margins for Interest" means, for any period, the assignable margins of the Company for such period, which shall include revenues of the Company, if any, subject to possible refund at a later date; PROVIDED, HOWEVER, no deductions shall be made as a result of refunds ordered in a subsequent period; adjusted by:

         (a) adding:

                  (i) Interest Charges;

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


                  (ii) accruals of Federal income and other taxes imposed on income after deduction of Interest Charges for such period;

                  (iii) the amount, if any, deducted in arriving at assignable margins on account of any losses incurred by any Subsidiary or Affiliate of the Company other than amounts deducted pursuant to clause (b)(ii) below;

                  (iv) the amount, if any, the Company actually receives in such period as a dividend or other distribution of earnings of any Subsidiary or Affiliate (whether or not such earnings were for such period or any earlier period or periods) which amount has not otherwise been reflected as an increase in assignable margins in such period or any earlier period or periods; and

                  (v) the amount of any expenses or provisions for any non-recurring charge to income or margins or retained earnings of whatever kind or nature (including, without limitation, (x) the recognition of expense due to the non-recoverability of assets or expenses and (y) the accelerated portion of the amortization of any deferred charges or regulatory assets carried on the books of the Company) that may have been deducted or otherwise taken into account in arriving at assignable margins whether or not recorded as a non-recurring charge in the Company's books of account; and

         (b) subtracting:

                  (i) the amount, if any, added in arriving at assignable margins on account of any income, gain, earnings or profits of any Subsidiary or Affiliate of the Company other than amounts added pursuant to clause (a)(iv) above; and

                  (ii) the amount, if any, the Company actually contributes to the capital of, or actually pays under a guarantee or like agreement by the Company of an obligation of, any Subsidiary or Affiliate in such period, to the extent of any accumulated losses incurred by such Subsidiary or Affiliate (whether or not such losses were for such period or any earlier periods), but only to the extent (x) such losses have not otherwise caused other contributions or payments to be subtracted from assignable margins for purposes of computing Margins for Interest for a prior period and (y) such amount has not otherwise been subtracted from assignable margins.

         Margins for Interest shall be determined in accordance with Accounting Requirements; PROVIDED, HOWEVER, that such determination shall be made on a Company only and not on a consolidated basis.

         "Maturity" means, when used with respect to any Obligation, the date on which the principal of such Obligation, or any installment thereof, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or call for redemption or purchase or prepayment or otherwise; PROVIDED, HOWEVER, that any obligation to purchase or otherwise acquire any Additional Obligation from its Holder shall not constitute an undertaking to pay the principal of such Obligation if so provided in the Supplemental Indenture creating such Additional Obligation.

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


         "Obligation Register" and "Obligation Registrar" have the respective meanings stated in Section 3.7.

         "Obligations" has the meaning stated in the first recital of this Indenture.

         "Officer" for purposes of any consent, order, certificate, opinion, request or other action hereunder means the President, the General Manager, any Executive Manager or any other officer or employee of the Company authorized by a Board Resolution to give such consent, order, certificate or opinion, or make such request or perform such action.

         "Officers' Certificate" means a certificate signed by any two Officers of the Company. Wherever this Indenture requires that an Officers' Certificate be signed also by an Accountant or other expert, such Accountant or other expert may (except as otherwise expressly provided in this Indenture) be employed by the Company.

         "Opinion of Counsel" means a written opinion of counsel who may (except as otherwise expressly provided in this Indenture) be employed by, or be outside counsel to the Company and who shall be reasonably acceptable to the Trustee. The acceptance by the Trustee of such opinion shall be sufficient evidence that such counsel is reasonably acceptable to the Trustee.

         "Original Issue Discount Obligation" means any Obligation declared to be an "Original Issue Discount Obligation" in the Supplemental Indenture establishing the series to which such Obligation belongs.

         "Outstanding" when used with respect to Obligations means, as of the date of determination, all Pre-Existing Bonds and all Additional Obligations authenticated and delivered under this Indenture, except:

         (a) Obligations, or any portion thereof, theretofore cancelled by the Trustee or delivered to the Trustee for cancellation or delivered to the Trustee marked cancelled, satisfied or otherwise evidenced to the Trustee's satisfaction as paid (and which amount may not be re-advanced);

         (b) Obligations for whose payment or redemption money or Defeasance Securities in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust, for the Holders of such Obligations, PROVIDED that, if such Obligations are to be redeemed, or prepaid, irrevocable notice of such redemption or prepayment has been duly given or other provision therefor satisfactory to the Trustee has been made;

         (c) Obligations which have been paid pursuant to Section 3.8 or in exchange for or in lieu of which other Obligations have been authenticated and delivered pursuant to this Indenture, other than any such Obligations in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Obligations are held by a bona fide purchaser in whose hands such Obligations are valid obligations of the Company; and

         (d) Additional Obligations which have not been sold, pledged or subjected to a security interest and have been surrendered to the Trustee, or

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which a portion  thereof has not been  advanced and with respect to such portion either (i) any commitment to advance thereunder has terminated, or (ii) no commitment to advance exists;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Obligations Outstanding or the Obligations Outstanding of a series, as the case may be, have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Obligations owned by the Company or any other obligor upon the Obligations or any Affiliate of the Company or of such other obligor (unless the Company, such obligor and such Affiliate or Affiliates own all Obligations Outstanding under this Indenture, or as to matters relating solely to a particular series all Obligations Outstanding of such series, as the case may be, determined without regard to this proviso) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Obligations which are registered in the name of the Company, an Affiliate of the Company another obligor on such Obligations (other than a Credit Enhancer) or an Affiliate of such obligor of which the Trustee has been given written notice shall be so disregarded. Obligations so owned which have been pledged in good faith may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Obligations and that the pledgee is not the Company or any other obligor upon the Obligations or any Affiliate of the Company or of such other obligor. For purposes of the definition of "Outstanding," no Credit Enhancer shall be an obligor upon the Obligations.

         "Outstanding Debt Obligations"  means, as of the date of determination,
(i) all Obligations then Outstanding other than Obligations then owned by the Company or any wholly-owned Subsidiary and held in its treasury and (ii) all Obligations if any, alleged to have been destroyed, lost or stolen which have been replaced or paid as provided in Section 3.8 but whose ownership and enforceability by the Holder thereof have been established by a court of competent jurisdiction or other competent tribunal or otherwise established to the satisfaction of the Company and the Trustee.

         "Paying Agent" means the Company and any bank or trust company organized under the laws of the United States or any state of the United States and having a combined capital and surplus of not less than $100 million which is authorized by the Company to pay the principal of (and premium, if any) or interest on any Obligations on behalf of the Company.

         "Periodic Offering" means an offering of Additional Obligations of a series from time-to-time any or all of the specific terms of which Additional Obligations, including the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provision, if any, with respect thereto, are to be determined by the Company or its agents at or about the time of the issuance of such Additional Obligations.

         "Person" means any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" when used with respect to the Obligations of any series means a city or any political subdivision thereof in which the Company is by this Indenture required to maintain an office or agency for the payment of the principal of or interest on the Obligations of such series.

         "Predecessor Obligations" of any particular Obligation means every previous Obligation evidencing all or a portion of the same debt as that evidenced by such particular Obligation; and, for purposes of this definition, any Obligation authenticated and delivered under Section 3.8 in lieu of a lost, destroyed or stolen Obligation shall be deemed to evidence the same debt as the lost, destroyed or stolen Obligation.

         "Pre-Existing Bonds" means all Bonds (as defined in the Pre-Release Indenture) that remain Outstanding as of the Release Date and that either (i) are Bonds issued on or after March ___, 2001, or (ii) are Bonds whose Holders shall have agreed in writing that the Release Date may occur while such Bond remains Outstanding.

         "Pre-Release Indenture" means the Indenture of Trust dated September 15, 1991, by and between the Company and Security Pacific Bank Washington, N.A. (under which U.S. Bank Trust National Association acts as trustee as of the reference date state in the first paragraph hereof), as the same has been amended and supplemented prior to the date of this Indenture and as the same may hereafter be amended and effective prior to the Release Date.

         "Rates" has the meaning stated in Section 11.12.

         "Redemption Date" when used with respect to any Obligation to be prepaid means the date of such prepayment and when used with respect to any Obligation to be redeemed means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" when used with respect to any Obligation to be prepaid means the amount of the indebtedness to be prepaid and when used with respect to any Obligation to be redeemed means the price at which it is to be redeemed pursuant to this Indenture. It includes the applicable premium, if any, including any prepayment penalty, but does not include installments of interest whose Stated Maturity is on or before the Redemption Date.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Obligations of any series means the date specified for such purpose in a Supplemental Indenture creating such series.

         "Release Date" means the earliest date on which there ceases to be Outstanding each and every Bond (as defined in the Pre-Release Indenture) issued prior to March ___, 2001, other than any Bond whose Holder shall have agreed in writing that the Release Date may occur while such Bond remains Outstanding.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors of the Trustee, the chairman or vice-chairman of the executive committee of such board, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Special Record Date" for the payment of any Defaulted Interest on Obligations means a date fixed by the Trustee pursuant to Section 3.9.

         "Stated Maturity" when used with respect to any Obligation, any installment of principal thereof, or any installment of interest thereon, means the date specified in such Obligation as the date on which the principal of such Obligation or any installment thereof, or such installment of interest, is due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

         "Subordinated Debt" means any obligation of the Company to repay borrowed money, or to pay the deferred purchase price for property or services, with respect to which (i) any payment by or for the account of the Company would, in the event of a bankruptcy, reorganization or liquidation of the Company, be subordinated to payment of the principal of, and interest and premium (if any) on, all Obligations then Outstanding, and (ii) the creditor is required not to accept payment from the Company, or to pay to the Trustee any amounts received by the creditor from or for the account of the Company, during any period following the creditor's receipt of notice of an Event of Default under this Indenture and prior to the curing of such Event of Default.

         "Subsidiary" of any specified Person means any corporation, partnership, limited partnership or limited liability company at least a majority of whose outstanding capital stock, partnership interests or membership interests shall at the time be owned or held, directly or indirectly, by the specified Person or by one or more of its Subsidiaries.

         "Supplemental Indenture" means any indenture supplemental hereto and duly authorized in the manner provided herein (and a supplemental indenture to the Pre-Release Indenture shall be deemed to be a Supplemental Indenture hereto with respect to any series of Pre-Existing Bonds created thereby).

         "System" means all properties and interest in properties of the Company, including but not limited to the Company's interests in all electric production, transmission, distribution, conservation, load management, general plant and other related facilities, equipment or property and in any mine, well, pipeline, plant, structure or other facility for the development, production, manufacture, storage, fabrication or processing of fossil, nuclear or other fuel of any kind or in any facility or rights with respect to the supply of water, in each case for use, in whole or in major part, in any of the Company's generating plants, now existing or hereafter acquired by lease, contract, purchase or otherwise or constructed by the Company, including any interest or participation of the Company in any such facilities or any rights to the output or capacity thereof, together with all additions, betterments, extensions and improvements to any of the foregoing or any part thereof hereafter made and together with all lands, easements and rights of way of the Company and all other works, property or structures of the Company and contract rights and other tangible and intangible assets of the Company used or useful in connection with or related to any of the foregoing, including, without limitation, a contract right or other contractual arrangement for the long-term or short-term interconnection, interchange, exchange, pooling, wheeling, transmission, purchase or sale of electric power and energy and other similar arrangements with entities having generation and transmission capabilities.

         "TIA" or "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as amended and in force at such time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" means such successor Trustee.

         "Vice President" means, when used with respect to the Company or the Trustee, any vice president, whether or not designated by a number or a word added to the title.

         1.2 Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Company and (subject to Section 7.1) in favor of the Trustee, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, and the authority of the Person executing the same, may also be proved in any manner which the Trustee deems sufficient.

                  (c) The ownership of Obligations shall be proved by the Obligation Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Obligation shall bind every future Holder of the same Obligation and the Holder of every Obligation issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Obligation. However, unless such Obligation is held in the Book-Entry System and the DTC letter of representations executed by the Company in connection therewith, as amended from time-to-time, does not permit such revocation, any such Holder or subsequent Holder may revoke by written instrument any such instrument as to his Obligation or portion of an Obligation until such time as written instruments have been received by the Trustee with respect to the requisite percentage of principal amount of Obligations for the action contemplated by such instruments; PROVIDED, HOWEVER, that such revocation shall be effective only if the Trustee receives written notice of revocation before the date the Trustee or the Company does or suffers to be done anything in reliance on such instrument.

         1.3 Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office, or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided in Sections 6.1(c) and 6.1(e)) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at P.O. Box 196300, Anchorage, AK 99519-6300, or at any other address specified for such purpose in a notice previously given by the Company to the Trustee.

         1.4 Notices to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of such Obligations, at the address of such Holder as it appears in the Obligation Register not later than the latest date, and not earlier than the earliest date, prescribed for such notice.

         In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of mail service or by reason of any other cause, it shall be impossible to give such notice by mail, then such notification as shall be specified by the Company and satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

         1.5 Form and Contents of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, advice of or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate, opinion, advice or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

         Any Opinion of Counsel may be based, insofar as it relates to factual matters or matters of business judgment, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Officers, unless such counsel knows that the certificate, opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based upon such assumptions, be subject to such qualifications and may be stated in such language as at the time delivered is considered in the jurisdiction whose laws are covered by such opinion to be standard practice with respect to opinions relating to such matters. In addition, in giving any Opinion of Counsel, counsel may, except with respect to any opinion required by Article 5, rely upon (i) prior opinions of counsel for the Company, (ii) opinions of special counsel for the Company, (iii) opinions of in-house counsel for the Company and (iv) title insurance policies, title insurance commitments and reports, lien search certificates and other similar evidences of the existence of liens.

         Whenever any Person is required to make, give or execute two or more Applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one document.

         Wherever in this Indenture, in connection with any Application, certificate or report to the Trustee, it is provided that the Company shall deliver any document as a condition of the granting of such Application, or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such Application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Company to have such Application granted or to the sufficiency of such certificate or report. Notwithstanding anything else herein to the contrary, the validity of any action taken or Obligation issued hereunder based upon any Application, certificate or report shall not be affected by the truth and accuracy of such Application, certification or report. Nothing in the immediately preceding sentence shall, however, limit any rights or remedies available to the Trustee or the Holders under this Indenture or at law or equity against the Company, any officer thereof or any Person with respect to a false or inaccurate Application, certification or report other than any remedy seeking to invalidate the action so taken or Obligation issued.

         Whenever a clerical, typographical, inadvertent or unintentional error or omission shall be discovered in any document filed with the Trustee, a new document in corrected form, executed as prescribed herein for that originally filed and which may bear the same date as the document originally filed, may be substituted therefor with the same force and effect as if the document originally filed had been filed in the corrected form, or in lieu of such substitution an appropriate adjustment may be made in a like document filed with the Trustee after such discovery. To the extent that action has been taken hereunder which could not have been taken had the original document been filed in corrected form, such action shall be validated and rendered effective if the substituted or adjusting document shall indicate that any deficiency has been fully satisfied since the filing of the original document.

         1.6 Compliance Certificates and Opinions.

         Upon any Application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate identifying the relevant provisions of this Indenture and stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such Application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular Application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 11.10 hereof) shall include:

                  (a) a statement that, each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         1.7 Conflict with Trust Indenture Act.

         At any time at which this Indenture is qualified or required to be qualified under the TIA, if any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         1.8 Effect of Headings and Table of Contents.

         The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

         1.9 Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         1.10 Severability Clause.

         In case any provision in this Indenture or in the Obligations shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         1.11 Benefits of Indenture.

         Nothing in this Indenture or in the Obligations, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         1.12 Governing Law.

         This Indenture and the Obligations shall be governed by and construed in accordance with the laws of the State of Alaska.

         1.13 Action by Credit Enhancer When Action by Holders Required.

         Notwithstanding anything herein to the contrary, except as otherwise provided in a Supplemental Indenture authorizing Obligations of any series or maturity within a series for which Credit Enhancement is being provided, if not in default in respect of any of its obligations with respect to Credit
Enhancement for such Obligations, the Credit Enhancer for, and not the actual Holders of, such Obligations, shall be deemed to be the Holder of such Obligations at all times for the purpose of (i) giving any approval or consent to the effectiveness of any Supplemental Indenture or to any amendment, change or modification of this Indenture which requires the written approval or consent of Holders of such Obligations; PROVIDED, HOWEVER, that the provisions of this clause (i) shall not apply to any change which could not be made pursuant to
Section 10.2 without the consent of each Holder of Obligations affected thereby, and (ii) giving any other approval or consent, giving any notice, effecting any waiver or authorization, exercising any remedies, giving any direction or taking any other action in accordance with the provisions of this Indenture.

         1.14 Bank Holidays.

         Except as specified in a Pre-Existing Bond or a Supplemental Indenture, if the specified date for the making of any payment or the last date for performance of any act or the exercising of any right, as provided in this Indenture, shall be a Saturday, Sunday or legal holiday or a day on which banking institutions in the city in which is located the office from which the Trustee performs the functions to which such act or right relates are authorized by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day which is not one of the foregoing days without additional interest and with the same force and effect as if made, performed or exercised on the specified date for such payment.

         1.15 Maturity of Obligations.

         The Stated Maturity of the Pre-Existing Bonds is set forth in the Pre-Existing Bonds or the Supplemental Indenture establishing the series to which such Pre-Existing Bonds belong. The Stated Maturity of Additional Obligations authorized pursuant to Article 4 and governed by this Indenture shall be as provided in Supplemental Indentures adopted in accordance with and pursuant to Sections 3.3 and Article 10.

         1.16 Acceptance of Trust by Trustee.

         The Trustee accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein set forth.

         1.17 Investment of Cash Held by Trustee.

         Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Article 5 and Section 6.4, at the request of the Company evidenced by a Company Request be invested or reinvested as designated by the Company, and, unless an Event of Default shall exist, any interest on such investments shall be promptly paid over to the Company as received free and clear of any lien. Such investments shall be held subject to the same provisions hereof as was the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as was the cash used to purchase the investments so sold.

         1.18 Principal Amount of Obligations Other than Bonds.

         At any point in time, the principal amount of an Obligation in any form other than a bond shall not include any amount not then advanced and outstanding thereunder. The principal amount of any Obligation evidencing an assumption by the Company of all or a part of another obligation shall be the principal amount of the other obligation, or the portion thereof, assumed pursuant to such Obligation. The principal amount of such an Obligation shall be reduced as the principal amount of such Obligation (or the obligation it evidences an assumption of) is paid or otherwise reduced. The principal amount of such an Obligation may be evidenced from time-to-time by an Officers' Certificate delivered to the Trustee and the Holder of such Obligation. In the absence of any timely objection by the Holder to the principal amount of such an Obligation set forth in such Officers' Certificate, the Trustee may conclusively rely on such Officers' Certificate. Following any timely objection by the Holder, the Trustee may require such other evidence of the principal amount of such Obligation as shall be satisfactory to the Trustee in its sole discretion.

2.       OBLIGATION FORMS

         2.1 Forms of Additional Obligations Generally.

         Additional Obligations of each series shall be in substantially the form set forth in the Supplemental Indenture creating such series, or in a Board Resolution establishing such series and delivered to the Trustee, or in an Officers' Certificate pursuant to a Supplemental Indenture or Board Resolution delivered to the Trustee, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Additional Obligations, as evidenced by their execution of such Additional Obligations. The Place of Payment of Additional Obligations of each series shall be set forth in such Additional Obligations. Any portion of the text of any Additional Obligation may be set forth on the reverse or subsequent pages thereof, with an appropriate reference thereto on the face of the Additional Obligation if desired. Such Additional Obligations may be printed, lithographed, typewritten, mimeographed or otherwise produced.

         2.2 Form of Trustee's Certificate of Authentication for Pre-Existing Bonds.

         The Trustee's certificate of authentication for Pre-Existing Bonds shall be in substantially the following form:

                  This is one of the Bonds referred to in and secured by the Indenture of Trust dated as of September 15, 1991, by and between Chugach Electric Association, Inc. and Security Pacific Bank Washington, N.A., as the same may be amended and effective from time to time prior to the Release Date (the "Pre-Release Indenture"), under which the undersigned now acts as Trustee. From and after the Release Date (as defined in the Tenth Supplemental Indenture of Trust to the Pre-Release Indenture), this shall constitute one of the unsecured Obligations referred to in and entitled to the benefits of that Amended and Restated Indenture dated March ___, 2001, between Chugach Electric Association, Inc. and U.S. Bank Trust National Association, the form of which is attached as Exhibit A to such Tenth Supplemental Indenture (the "Amended and Restated Indenture"), which Amended and Restated Indenture amends and supersedes the Pre-Release Indenture in its entirety from and after the Release Date.



                                  ---------------------------------------
                                  as Trustee


                                  By:
                                     ------------------------------------
                                     Authorized Signatory

         2.3 Form of Trustee's Certificate of Authentication for Additional Obligations.

         The Trustee's certificate of authentication for Obligations issued on or after the Release Date shall be in substantially the following form:

                  This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.




                                  ---------------------------------------
                                  as Trustee


                                  By:
                                     ------------------------------------
                                     Authorized Signatory


3.       THE OBLIGATIONS

         3.1 Terms and Forms of Pre-Existing Bonds.

         Authentication of the Pre-Existing Bonds shall be in substantially the form set forth in Section 2.2 and may be either on the Pre-Existing Bonds or on an allonge to be affixed to such Pre-Existing Bonds. The Pre-Existing Bonds shall be in the forms of such instruments as are delivered to the Trustee for authentication under the Pre-Release Indenture. The terms and conditions of the Pre-Existing Bonds, including series designations, principal amounts, maximum aggregate principal amount (if any), maturity dates, interest rates and payment and redemption provisions, shall be as provided for therein or in the Supplemental Indenture establishing the series to which such Pre-Existing Bonds belong.

         3.2 General Limitations; Issuable in Series.

                  (a) Any increase in the principal amount of any Pre-Existing Bond (other than an advance under a Pre-Existing Bond held by a Credit Enhancer) shall be deemed an issuance of an Additional Obligation and shall, therefore, be subject to satisfying the conditions for the issuance of Additional Obligations provided in Article 4.

                  (b) The aggregate principal amount of Additional Obligations which may be authenticated and delivered and Outstanding under this Indenture is not limited, except as provided in Article 4 and the provisions of any Supplemental Indenture creating any series of Obligations and except as may be limited by law.

The Additional Obligations may be issued in series as from time-to-time authorized by the Board of Directors.

With respect to the Additional Obligations of any particular series, the Company may incorporate in or add to the general title of such Additional Obligations any words, letters or figures designed to distinguish that series.

         3.3 Terms of Particular Series.

                  (a) The terms and conditions of the Pre-Existing Bonds, including, without limitation, the timing and amount of principal and interest payments due thereon and prepayment rights, shall be as provided in the Pre-Existing Bonds or the Supplemental Indenture creating such series.

                  (b) Each series of Additional Obligations shall be created by a Supplemental Indenture authorized by the Board of Directors and establishing the terms and provisions of such series of Additional Obligations. The several series of Additional Obligations may differ as between series and may differ from Pre-Existing Bonds in any respect not in conflict with the provisions of this Indenture and as may be prescribed in the Supplemental Indenture creating such series.

         The Company may, at the time of the creation of any series of Additional Obligations or at any time thereafter, make, and the Additional Obligations of such series may contain, provision for:

                           (i) the  exchange  or  conversion  of the  Additional
Obligations of such series, at the option of the Holders thereof, for or into new Additional Obligations of a different series;

                           (ii) a sinking,  amortization,  improvement  or other
analogous fund or for other payment of principal by installments or otherwise;

                           (iii) limiting the aggregate  principal amount of the
Additional Obligations of such series;

                           (iv)  exchanging   Additional   Obligations  of  such
series, at the option of the Holders thereof, for other Additional Obligations of the same series of the same aggregate principal amount of a different authorized kind or authorized denomination or denominations;

                           (v) the  authentication of Additional  Obligations of
such series by the Authenticating Agent;

                           (vi)   providing   for  the  issuance  of  Additional
Obligations of such series in bearer or book-entry form;

                           (vii)  specifying  redemption or prepayment terms and
procedures with respect to such series; and

                           (viii) specifying business days, grace periods, other
provisions and such covenants and/or events of default or remedies with respect to such series; and

                           (ix) any other terms of the Additional Obligations of
such series, or any maturity thereof, not inconsistent with the provisions of this Indenture;

all upon such terms as the Board of Directors may determine as evidenced by a Board Resolution.

                  (c) With respect to Additional Obligations of a series subject to a Periodic Offering, the Supplemental Indenture or the Board Resolution, or Officers' Certificate pursuant to the Supplemental Indenture or Board Resolution, as the case may be, which establishes such series may provide general terms or parameters for Additional Obligations of such series and specify procedures, acceptable to the Trustee, by which such specific terms are to be established (which procedures may provide for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing).

         3.4 Denominations.

         The Additional Obligations of each series shall be issuable in such denominations as shall be provided in the provisions of any Supplemental Indenture creating such series. In the absence of any such provision with respect to the Additional Obligations of any particular series, the Additional Obligations of such series shall be of the denomination of $1,000 or any integral multiple thereof.

         Additional Obligations may be in the form of bonds, notes, debentures, guarantees or any other undertaking for the payment of borrowed money or purchase money indebtedness.

         3.5 Execution, Authentication, Delivery and Dating.

         The Additional Obligations shall be executed on behalf of the Company by any Officer, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Additional Obligations may be manual or facsimile. Additional Obligations bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the authentication and delivery of such Additional Obligations or shall not have held such offices at the date of such Additional Obligations.

         At any time and from time-to-time after the execution and delivery of this Indenture, the Company may deliver Additional Obligations executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Additional Obligations, and the Trustee shall authenticate and deliver such Additional Obligations as in this Indenture provided and not otherwise.

         All   Additional   Obligations   shall  be  dated  the  date  of  their
authentication.

         No Obligation shall be entitled to any right or benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Obligation (or an allonge thereto) a certificate of authentication substantially in the form provided for herein, executed by the Trustee or the

Authenticating Agent by manual signature, and such certificate upon any Obligation (or an allonge thereto) shall be conclusive evidence, and the only evidence, that such Obligation has been duly authenticated and delivered hereunder.

         3.6 Temporary Obligations.

         Pending the preparation of definitive Additional Obligations, the Company may execute, and upon Company Request the Trustee shall authenticate and deliver, temporary Additional Obligations which are printed, lithographed, typewritten, photocopied or otherwise produced or reproduced, in any authorized denomination, substantially of the tenor of the definitive Additional
Obligations in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Additional Obligations may determine, as evidenced by their execution of such Additional Obligations.

         If temporary Additional Obligations are issued, the Company will cause the definitive Additional Obligations to be prepared without unreasonable delay. After the preparation of definitive Additional Obligations, the temporary Additional Obligations shall be exchangeable for definitive Additional Obligations upon surrender of the temporary Additional Obligations at the office or agency of the Trustee in a Place of Payment therefor, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Additional Obligations, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Additional Obligations of authorized denominations. Until so exchanged, temporary Additional Obligations shall in all respects be entitled to the benefits of this Indenture.

         3.7 Registration; Registration of Transfer and Exchange.

         The Company shall cause to be kept at one of the offices or agencies maintained by the Company as provided in Section 11.2 a register (herein sometimes referred to as the "Obligation Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Obligations and registration of transfers of Obligations. The Trustee is hereby appointed "Obligation Registrar" for the purpose of registering Obligations and transfers of Obligations as herein provided.

         Upon surrender for registration of transfer of any Obligation at the office or agency of the Trustee in a Place of Payment therefor (or the delivery of other evidence satisfactory to the Trustee of the transfer of an Obligation), the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Obligations of the same series and maturity, of any authorized denomination and of a like aggregate principal amount (in the event such Obligation is not surrendered for transfer, upon delivery to the Trustee of such satisfactory evidence of a transfer, the Obligation Registrar shall register such transfer on the Obligations Register).

         All Obligations surrendered upon registration of any exchange or transfer provided for in this Indenture shall be promptly cancelled by the Trustee and thereafter the Trustee shall retain such Obligations or destroy such Obligations and deliver a certificate of destruction to the Company.

         All Obligations issued upon any registration of transfer or exchange of Obligations shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Obligations surrendered upon such registration of transfer or exchange.

         Every Obligation presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Obligation Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Obligation Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration, discharge from registration, registration of transfer or exchange of Obligations, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Obligations, other than exchanges under Sections 3.6,
10.6 or 12.7 not involving any transfer.

         Except as provided in a Supplemental Indenture and with respect to Pre-Existing Bonds, the Company shall not be required (i) to issue, register the transfer of or exchange any Obligation of any series during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Obligations of such series under Section 12.4 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Obligation so selected for redemption in whole or in part, except the unredeemed portion of an Obligation being redeemed in part.

         3.8 Mutilated, Destroyed, Lost and Stolen Obligations.

         If (i) any mutilated Obligation is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Obligation, and (ii) there is delivered to the Trustee such security or indemnity as may be required to save the Company and the Trustee each of them harmless, then, in the absence of notice to the Company or the Trustee that such Obligation has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Obligation, a new Obligation of the same series and of like tenor and principal amount and bearing a number not assigned to any other Obligation contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Obligation has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Obligation, pay such Obligation.

         Upon the issuance of any new Obligation under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee) connected therewith.

         Every new Obligation issued pursuant to this Section in lieu of any destroyed, lost or stolen Obligation shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Obligation shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and ratably with all other Outstanding Obligations.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Obligations.

         3.9 Payment of Interest; Interest Rights Preserved.

         Interest on any Obligation of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Obligation (or one or more Predecessor Obligations) is registered at the close of business on the Regular Record Date for such interest as specified herein or in the provisions of the Supplemental Indenture creating such series.

         Any interest on any Obligation of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall be payable as provided in such Obligation, or if not so provided, shall forthwith cease to be payable to the Holder on the relevant Regular Record Date solely by virtue of such Holder having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in paragraphs (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest on the Obligations of any series to the Persons in whose names such Obligations (or their respective Predecessor Obligations) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Obligation and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this paragraph provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days nor less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of an Obligation of such series at his address as it appears in the Obligation Register not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Obligations of such series (or their respective Predecessor Obligations) are registered on such Special Record Date and shall no longer be payable pursuant to the following paragraph (b).

                  (b) The Company may make payment of any Defaulted Interest on the Obligations of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Obligations may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Obligation delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Obligation shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Obligation and each such Obligation shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.


3.10     Persons Deemed Owners.

         Subject to the provisions of Sections 1.13, prior to due presentment of such Obligation for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Obligation is registered as the owner of such Obligation for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.9) interest on such Obligation and for all other purposes whatsoever, whether or not such Obligation be overdue, and, to the extent permitted by law, neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All Obligations surrendered for payment, redemption, transfer, exchange or conversion, if surrendered to the Trustee, shall be promptly cancelled by it, and, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Obligations previously authenticated and delivered hereunder, which the Company may have acquired in any manner whatsoever, and all Obligations so delivered shall be promptly cancelled by the Trustee. No Obligation shall be authenticated in lieu of or in exchange for any Obligation cancelled as provided in this Section, except as expressly provided by this Indenture. All cancelled Obligations held by the Trustee shall be destroyed and thereafter the Trustee shall deliver a certificate of destruction to the Company.

4.       AUTHENTICATION AND DELIVERY OF ADDITIONAL OBLIGATIONS

         Additional Obligations of any one or more series, or within a series, may from time-to-time be executed by the Company and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Company Request, upon receipt in each case by the Trustee of the following upon or prior to the date of the initial issuance of Additional Obligations of such series:

                  (a) A Board Resolution authorizing and requesting the authentication and delivery under this Article from time-to-time or at any time of a specified principal amount of Additional Obligations of a designated series;

                  (b) An Officers' Certificate, dated within thirty (30) days of the date of the relevant Application for the authentication and delivery of the initial issuance of such Additional Obligations and stating that no Event of Default exists and that all conditions precedent provided for in this Indenture relating to the initial authentication and delivery of such Additional Obligations have been complied with (and, in the event such Additional Obligations are subject to a Periodic Offering, that the statements made in such Certificates shall be deemed remade at the time of each subsequent authentication and delivery of such Additional Obligations);

                  (c) an Available Margins Certificate; and

                  (d) An Opinion of Counsel (which may be based on opinions of other counsel believed by such counsel to be reliable):

                  (i) specifying the certificate or other evidence that shows the authorization, approval or consent of or to the initial issuance by the Company of the Additional Obligations then applied for by any Federal, state or other governmental regulatory agency whose authorization, approval or consent is at the time required to be obtained by the Company having jurisdiction in the premises, or stating that no such authorization, approval or consent is required;

                           (ii) stating that all conditions  precedent  provided
for in this Indenture relating to the authentication and delivery of the initial issuance of such Additional Obligations have been complied with; and

                           (iii) stating that such Additional Obligations,  when
executed by the Company and authenticated and delivered by the Trustee and when issued by the Company (and, in the event of Additional Obligations subject to a Periodic Offering, when the terms of such Additional Obligations have been established as provided in the manner contemplated by this Indenture or the Supplemental Indenture under which such Additional Obligations are established), will be the legal, valid and binding obligations of the Company enforceable in accordance with their terms and the terms of this Indenture and entitled to the benefits of this Indenture equally and ratably with all other Outstanding Obligations; and

         (e) stating that the documents which have been or are therewith delivered to the Trustee conform to the requirements of this Indenture, and that the conditions precedent to authentication and delivery of the Obligations applied for under this Article have been satisfied.

5.       DEFEASANCE

         5.1 Termination of Company's Obligations.

                  (a) The Company may terminate its obligations under the Obligations and this Indenture if all Obligations previously authenticated and delivered (other than destroyed, lost or stolen Obligations which have been replaced or paid or Obligations for whose payment money or securities has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 5.3) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder and thereunder; or

                  (b) Except as otherwise provided in this Section, the Company may terminate its obligations under any Obligations and all of its obligations under this Indenture to or for the benefit of the Holders of such Obligations, if:

                           (i)  the   Company  has  (A)  in  case  any  of  such
Obligations are to be redeemed on any date prior to their final Stated Maturity, given to the Trustee irrevocable instructions to give as provided in Article 12 notice of redemption of such Obligations (other than Obligations which have been purchased by the Trustee at the direction of the Company as hereinafter provided prior to the giving of such notice of redemption), and (B) irrevocably deposited or caused to be deposited with the Trustee or Paying Agent (if other than the Company), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee and any such Paying Agent, as trust funds in trust for the benefit of the Holders of such Obligations for that purpose, money or Defeasance Securities maturing as to principal and interest in such amounts and at such times as are sufficient (in the opinion of a nationally recognized firm of Independent public accountants expressed in a certificate signed by such firm and delivered to the Trustee), without consideration of any reinvestment of such interest, to pay principal or Redemption Price (if applicable) of, and interest due or to become due on such Obligations (other than destroyed, lost or stolen Obligations which have been replaced or paid or Obligations for whose payment money or securities has theretofore been held in trust and thereafter repaid to the Company as provided in Section 5.3) on or prior to the Redemption Date or final Stated Maturity thereof, as the case may be, in accordance with the terms of this Indenture and such Obligations; PROVIDED that the Trustee or Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such Defeasance Securities to the payment of said principal, Redemption Price and interest with respect to such Obligations;

                           (ii) no Event of Default  shall  exist on the date of
such deposit or shall occur as a result of such deposit;

                           (iii) the Company shall have delivered to the Trustee
either (A) a ruling from the Internal Revenue Service and directed to the Trustee to the effect that the Holders of such Obligations will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this paragraph and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, or (B) an Opinion of Counsel from nationally recognized tax counsel not an employee of the Company to the same effect as the ruling described in clause (A);

                           (iv) the  Company  has paid or  caused to be paid all
sums then due from the Company hereunder and under such Obligations;

                           (v) the Company has  delivered  an Opinion of Counsel
stating that the deposit shall not result in the Company, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act of 1940;

                           (vi) the Company has  delivered an Opinion of Counsel
from a nationally recognized law firm stating that the Holders of such Obligations (or the Trustee for the benefit of such Holders) shall have a perfected security interest under applicable law in the money or Defeasance Securities so deposited; and

                           (vii) the  Company has  delivered  to the Trustee and
any Paying Agent an Officers' Certificate, each stating that the conditions set forth in clauses (i) through (vi) above have been complied with.

         After any such irrevocable deposit, the Trustee upon Company Request shall acknowledge in writing the discharge of the Company's obligations under such Obligations and of the Company's obligations to or for the benefit of the Holders of such Obligations or under this Indenture, except for those surviving obligations specified below.

                  (c)  Notwithstanding  the  satisfaction  of the conditions set forth in paragraph (b) with respect to any Obligations, the Company's and Trustee's obligations to or for the Holders of such Obligations, and the
Company's obligations to the Trustee, in either case under Sections 3.7, 3.8, 5.2, 5.3, 5.4, 7.7, 7.10, 8.2, 11.1, 11.2 and 11.3, shall survive until such
Obligations are no longer Outstanding. Thereafter, only the Company's obligations under Sections 5.3, 5.4 and 7.7 shall survive with respect to such Holders or the Trustee. If and when a ruling from the Internal Revenue Service or Opinion of Counsel referred to in paragraph (b)(iii) above is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations to such Holders under Section 11.1, then the Company's obligations to such Holders under such Section 11.1 shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to such Holders.

                  (d) The Trustee or Paying Agent shall, if so directed by the Company (i) prior to the final Stated Maturity of Obligations in respect of which a deposit has been made under paragraph (b)(i) above which are not to be redeemed prior to their final Stated Maturity or (ii) prior to the giving of the notice of redemption referred to in paragraph (b)(i) above with respect to any Obligations in respect of which a deposit has been made under paragraph (b)(i) which are to be redeemed on a date prior to their final Stated Maturity, apply moneys deposited with the Trustee in respect of such Obligations and redeem or sell Defeasance Securities so deposited with the Trustee and apply the proceeds thereof to the purchase of such Obligations and the Trustee shall immediately thereafter cancel all such Obligations so purchased; PROVIDED, HOWEVER, that the Trustee shall have received a certificate of a nationally recognized firm of Independent Accountants certifying, and setting forth calculations demonstrating, that the moneys and Defeasance Securities remaining on deposit with the Trustee or Paying Agent after the purchase and cancellation of such Obligations shall be sufficient to pay when due the principal or Redemption Price (if applicable) of, and interest due or to become due on, all Obligations in respect of which such moneys and Defeasance Securities are being held by the Trustee or Paying Agent on or prior to the Redemption Date or final Stated Maturity thereof, as the case may be. In the event that on any date as a result of any purchases and cancellations of Obligations as provided in this paragraph the total amount of moneys and Defeasance Securities remaining on deposit with the Trustee or Paying Agent under this Section is in excess of the total amount that would have been required to be deposited with the Trustee or Paying Agent on such date under paragraph (b)(i) in respect of the remaining Obligations for which such moneys and Defeasance Securities are being held, the Trustee or Paying Agent shall, if requested by the Company and upon receipt by the Trustee or Paying Agent of a certificate of a nationally recognized firm of Independent Accountants setting forth the calculation of such excess, pay the amount of such

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

excess to the Company free and clear of any trust, lien, security interest, pledge or assignment securing such Obligations or otherwise existing under this Indenture.

                  (e) If the requirements of this Section have been satisfied with respect to all Obligations theretofore Outstanding, then, upon Company Request, the rights and interest created hereby shall be cancelled and surrendered (except as otherwise provided herein).

         5.2   Application  of  Deposited   Money  and  Money  From   Defeasance
Securities.

         Money or Defeasance Securities deposited with the Trustee or the Paying Agent pursuant to Section 5.1 shall constitute a separate trust fund for the benefit of persons entitled thereto. Subject to the provisions of Section 11.3, the Trustee or Paying Agent shall hold in trust money or Defeasance Securities deposited with it pursuant to Section 5.1, and shall apply the deposited money and the money from Defeasance Securities to the payment of the principal or Redemption Price (if applicable) of, and interest on, the Obligations in respect of which such money and Defeasance Securities are deposited. If money deposited with the Trustee under this Article 5, or money received from principal or interest payments on Defeasance Securities deposited with the Trustee under this
Article 5, will be required at a later date for payment of the principal or Redemption Price (if applicable) of, and interest on, the Obligations in respect of which such money and Defeasance Securities are deposited, such money shall, at the written investment direction of the Company, to the extent practicable, be reinvested in Defeasance Securities maturing at times and in amounts that, together with other moneys so deposited or to be generated by other Defeasance Securities, will be sufficient to pay when due the principal or Redemption Price (if applicable) of, and interest to become due on, such Obligations, and the interest earned from such reinvestments shall be paid over to the Company, as received by the Trustee, free and clear of any trust otherwise existing under this Indenture.

         5.3 Repayment to Company.

         Subject to Section 5.1, to the extent any Defeasance Securities deposited with the Trustee or Paying Agent under this Article, or cash received from principal or interest payments on such Defeasance Securities, will not be required for the payment of the principal or Redemption Price (if applicable) of, and interest on, the Obligations in respect of which such money and Defeasance Securities are deposited, the Trustee and the Paying Agent shall, upon Company Request accompanied by a certificate of a nationally recognized firm of Independent Accountants calculating such excess, promptly pay and deliver to the Company any such Defeasance Securities and cash, and thereupon the Trustee or Paying Agent shall be relieved from any liability with respect thereto. Without limiting the foregoing, the Trustee and the Paying Agent shall pay to the Company upon Company Request any money held by them for the payment of principal, Redemption Price or interest that remains unclaimed for two years after the date such payment was due. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         5.4 Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money or Defeasance Securities in accordance with Section 5.1 and the second sentence of
Section 5.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture to or for the benefit of the Holders of Obligations for whose benefit such money or Defeasance Securities were deposited and under such Obligations shall be revived and reinstated as though no deposit had occurred pursuant to
Section 5.1 until such time as the Trustee or Paying Agent is permitted to apply all such money and Defeasance Securities in accordance with Section 5.1; PROVIDED, HOWEVER, that if the Company has made any payment of interest on or principal of any Obligations because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Obligations to receive such payment from the money or Defeasance Securities held therefor by the Trustee or Paying Agent. Notwithstanding the foregoing or any other provision of this Indenture, during any period in which the Trustee or Paying Agent is unable, for any of the reasons described in the first sentence of this Section, to apply in accordance with Section 5.1 and the second sentence of
Section 5.2 for the benefit of the Holders of any Obligations any money or proceeds from Defeasance Securities deposited with the Trustee with respect to such Obligations pursuant to Section 5.1, the Company's right to obtain any excess funds from such moneys or proceeds, and the Company's subrogation rights arising hereunder with respect to such Obligations, shall be suspended.

6.       EVENTS OF DEFAULT AND REMEDIES

         6.1 Events of Default.

         "Event of Default" means, wherever used herein, any one of the following events (whatever the reason, for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest upon any Obligation when such interest becomes due and payable, and continuance of such default for a period of thirty (30) days or such other period provided for in such Obligation or in the Supplemental Indenture under which such Obligation is issued; or

                  (b) default in the payment of the principal of (or premium, if any, on) any Obligation at its Maturity and, if so provided for in such Obligation or the Supplemental Indenture under which such Obligation is issued, the continuance of such default for the period so provided; or

                  (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is dealt with in paragraph (a) or
(b) of this Section), and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Obligations Outstanding, a written

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

notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a failure to pay any portion of the principal when due and payable (other than amounts due and payable on acceleration) under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, other than any indebtedness evidenced or secured by an Obligation, whether such indebtedness now exists or shall hereafter be created, which failure shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable in an aggregate principal amount exceeding $10,000,000 without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of ten (10) days after such acceleration; or

                  (e) the rendering against the Company of a judgment for the payment of moneys in excess of the sum of $10,000,000 and the continuance of such judgment unsatisfied and without stay of execution thereon for a period of thirty (30) days after the entry of such judgment, or the continuance of such judgment unsatisfied for a period of thirty (30) days after the termination of any stay of execution thereon entered within such first mentioned thirty (30) days; but only in either case if such judgment shall have been continued unstayed or unsatisfied for a period of ten (10) days after written notice of default hereunder shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 10% in principal amount of the Obligations Outstanding; or

                  (f) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief of any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                  (g) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         6.2 Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default exists, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Obligations Outstanding may declare the principal (or, in the case of Obligations of any series constituting Original Issue Discount Obligations, such portion of the principal amount of such Original Issue Discount Obligations as may be specified in the terms of such series) of all the Obligations to be due and payable immediately, by a notice in writing to the Company (and to the Trustee, if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made, but before any judgment or decree for payment of money due on any Obligations has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Obligations Outstanding (unless such declaration has been made under Section 6.17 only with respect to a particular series of Outstanding Obligations, in which event only a majority in principal amount of the Obligations of such series) may, by written notice to the Company and the Trustee, rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i)  all  overdue  installments  of  interest  on all
Obligations,

                           (ii) the principal of (and  premium,  if any, on) any
Obligations which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Obligations,

                           (iii) to the extent that payment of such  interest is
lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Obligations, and

                           (iv)  all  late  payment  charges  or  fees,  if any,
prescribed in such Obligations, and

                           (v)  all  sums  paid  or   advanced  by  the  Trustee
hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the non-payment of the principal of Obligations which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in Section 6.13.

         No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

         6.3 Covenant to Pay Trustee Amounts Due on Obligations and Right of Trustee to Judgment.

         The Company covenants that, if:

                  (a) default is made in the payment of any interest on any Obligation when such interest becomes due and payable, and such default continues for the period prescribed in paragraph (a) of Section 6.1; or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Obligation at its Maturity, and, if applicable, such default continues for the period prescribed in paragraph (b) of Section 6.1;

then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Obligations, the whole amount then due and payable on such Obligations (including any amount accelerated pursuant to Section 6.2) for principal (and premium, if any) and interest, with interest at the respective rate or rates prescribed therefor in the Obligations on overdue principal (and premium, if any) and, to the extent that payment of such interest is legally enforceable, on overdue installments of interest; and, in addition thereto, all late payment charges and fees, if any, prescribed in such Obligations and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to sue for and recover judgment against the Company and any other obligor on the Obligations for the whole amount so due and unpaid and exercise such other rights and remedies as may be provided by law or any agreement entered into pursuant to Section 11.4.

         6.4 Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, except as otherwise provided in an Obligation or Supplemental Indenture creating the Series to which such Obligation belongs, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Obligations and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  (a) First: To the payment of all amounts due the Trustee under
Section 7.7;

                  (b) Second: To the payment of the interest, principal and premium (if any) then due on the Obligations, as follows:

                           (i) unless the  principal  of all of the  Obligations
shall have become due and payable,

                                    First:  Interest  - To  the  payment  to the
                           Persons entitled thereto of all installments of interest then due (and, to the extent that payment of such interest is legally enforceable, interest on overdue installments of interest) on Outstanding Debt

                           Obligations in the order of the maturity of such installments, together with accrued and unpaid interest on the Obligations theretofore called for redemption or prepayment, and, if the amount available shall not be sufficient to pay in full any installment or installments maturing on the same date, then to the payment thereof ratably, according to the amounts due thereon, to the Persons entitled thereto, without any discrimination or preference; and

                                    Second:   Principal  or  Premium  -  To  the
                           payment to the Persons entitled thereto of the unpaid principal and premium (if any) of any Outstanding Debt Obligations which shall have become due, whether at Maturity or by call for redemption or acceleration, and, if the amount available shall not be sufficient to pay in full all the Obligations which shall have become due, then to the payment thereof ratably, according to the amounts of principal and premium (if any) due, to the Persons entitled thereto, without any discrimination or preference; and

                           (ii) if the principal of all of the Obligations shall
have become due and payable, to the payment of the principal, premium (if any) and interest then due and unpaid upon the Outstanding Debt Obligations without preference or priority of principal and premium (if any) over interest or of interest over principal and premium (if any), or of any installment of interest over any other installment of interest, or of any Obligation over any other Obligation, ratably, according to the amounts due respectively for principal, premium (if any) and interest, to the Persons entitled thereto without any discrimination or preference; and

                  (c) Third: To the payment of the remainder, if any, to the Company or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         Until such funds are so distributed, such funds shall be invested by the Trustee in overnight deposits with commercial banks having a combined capital and surplus of not less than $500 million or in shares of a money market mutual fund or other collective investment fund registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933, having assets of at least $100 million and having a rating AAAm or AAAm-G by Standard & Poor's Ratings Group, including money market mutual funds from which the Trustee or its affiliates derive a fee for investment advisory or other services to the fund. The interest or other gains on such investments shall be distributed by the Trustee as if such interest or gains were amounts recovered from the Company.

         6.5 Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Obligations or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Obligations shall then be due and payable, as therein expressed or by declaration or otherwise, and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Outstanding Debt Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         6.6 Trustee May Enforce Claims Without Possession of Obligations.

         All rights of action and claims under this Indenture or the Obligations may be prosecuted and enforced by the Trustee without the possession of any of the Obligations or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Obligations in respect of which such judgment has been recovered.

         6.7 Limitation on Suits.

         No Holder of any Obligation shall have any right to institute any proceeding, judicial or otherwise, under or with respect to this Indenture, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in principal amount of the Obligations Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders (other than the United States of America or its agencies or instrumentalities) have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, if any is required pursuant to paragraph
(c), has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Holders of a majority in principal amount of the Obligations Outstanding;

it being understood and intended that no one or more Holders of Obligations shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Obligations, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Debt Obligations.

         6.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Obligation shall have the absolute and unconditional right to receive payment of the principal of (and premium, if any) and interest on such Obligation on the dates provided therefor in such Obligation (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         6.9 Restoration of Positions.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         6.10 Rights and Remedies Cumulative.

         Except as otherwise provided in Sections 3.8, 5.3 and 11.3 with respect to the replacement or payment of mutilated, destroyed, lost or stolen
Obligations or the payment of certain moneys, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or

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

otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         6.11 Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Obligation to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time-to-time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         6.12 Control by Holders.

         The Holders of a majority in principal amount of the Obligations Outstanding shall have the right, during the continuance of an Event of Default,

                  (a) to require the Trustee to proceed to enforce this Indenture, by judicial proceedings for the enforcement of the payment of the Obligations or otherwise; and

                  (b) to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee hereunder, PROVIDED that

                           (i) such direction  shall not be in conflict with any
rule of law or this Indenture,

                           (ii) the  Trustee  may take any other  action  deemed
proper by the Trustee which is not inconsistent with such direction, and

                           (iii) the Trustee shall not determine that the action
so directed would be unjustly prejudicial to the Holders not taking part in such direction.

         6.13 Waiver of Past Defaults.

         Before any judgment or decree for payment of money due has been obtained by the Trustee as provided in this Article, the Holders of not less than a majority in principal amount of the Obligations Outstanding may, by Act of such Holders delivered to the Trustee and the Company, on behalf of the Holders of all the Obligations waive any past default hereunder and its consequences, except a default:

                  (a) in the payment of the principal of (or premium, if any) or interest on any Obligation, or

                  (b) in respect of a covenant or  provision  hereof which under
Article 10 cannot be modified or amended without the consent of the Holder of each Outstanding Obligation affected.

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


         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         6.14 Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Obligation by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party in such suit, having due regard to the merits and good faith of the claims or defenses made by such party; but the provisions of this Section shall not apply to any suit instituted by the Trustee, by the United States of America (or its agencies or instrumentalities) or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Obligations Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Obligation on or after the respective Stated Maturities expressed in such Obligation (or, in the case of redemption or acceleration, on or after the Redemption Date or date of acceleration).

         6.15 Remedies Subject to Applicable Law.

         All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

         6.16 Principal Amount of Original Issue Discount Obligation.

         The principal amount of an Original Issue Discount Obligation shall, for purposes of voting, directing the time, place or manner or exercising any remedy, applying moneys, authenticating and delivering Additional Obligations, and for all other purposes hereunder, be determined in the manner specified in the Supplemental Indenture establishing the series to which such Original Issue Discount Obligation belongs.

         6.17 Default Not Affecting All Series of Obligations.

         If an Event of Default affecting the rights of the Holders of Obligations of any one or more series which does not similarly affect the rights of Holders of all other series of Obligations at the time Outstanding (including, without limitation, an Event of Default specified in a Supplemental Indenture creating a series of Obligations) shall have occurred and be continuing, then whatever action (including, without limitation, the acceleration of Obligations under Section 6.2, the giving of any request or direction to the Trustee under Section 6.7 or 6.12 or the waiver of any default under Section 6.13) may or shall be taken under this Article upon the occurrence of such Event of Default by or upon the request of the Holders of a specified percentage in principal amount of the Obligations then Outstanding, may or shall be taken in respect of the Obligations then Outstanding of the series as to which such Event of Default shall have been made, by or upon the request of the Holders of the same percentage in principal amount of such series then Outstanding.

7.       THE TRUSTEE

         7.1 Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                           (i) the Trustee undertakes to perform such duties and
only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the  absence  of bad faith on its  part,  the
Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (i) this  paragraph  shall not be  construed to limit
the effect of paragraph (a) above;

                           (ii) the Trustee shall not be liable for any error of
judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Trustee shall not be liable with respect to
any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Obligations Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (iv) no provision of this Indenture shall require the
Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         7.2 Notice of Defaults.

         Within ninety (90) days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders entitled to receive reports pursuant to Section 8.3(c), if operative, and if Section 8.3(c) is not operative, to all Holders of Obligations as their names and addresses appear in the Obligation Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment, repayment or prepayment of the principal of (or premium, if any) or interest on any Obligation or in the payment of any sinking or purchase fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders; and PROVIDED FURTHER that, in the case of any default of the character specified in Section 6.1(c) or 6.1(d), no such notice to Holders shall be given until at least sixty (60) days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         7.3 Certain Rights of Trustee.

         Except as otherwise provided in Section 7.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reasonable reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders (other than the United States of America or its agencies or instrumentalities) shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, or, except as specifically provided herein, compliance by the Company with its agreements or covenants in this Indenture, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder;

                  (h) the Trustee shall not be required to take notice or be deemed to have notice of any default (as defined in Section 7.2) hereunder unless the Trustee shall be specifically notified in writing of such default by the Company or by the Holder of any Obligation as to the Events of Default described in paragraph (a) or (b) of Section 6.1, or by the Holders of not less than ten percent (10%) in principal amount of the Obligations Outstanding as to any other default (as defined in Section 7.2).

         7.4 Not Responsible for Recitals, Application of Proceeds or Contents of Disclosure Materials.

         The recitals contained herein and in the Obligations, except the Trustee's certificate of authentication on the Obligations, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Obligations. The Trustee shall not be accountable for the use or application by the Company of Obligations or the proceeds thereof or of any money paid to the Company or upon Company Order under any provision hereof. The Trustee shall have no responsibility with respect to any information, statement or recital in any offering memorandum or other disclosure material prepared or distributed with respect to the Obligations.

         7.5 May Hold Obligations.

         The Trustee, any Paying Agent, Obligation Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Obligations and, subject to Sections 7.8 and 7.13, if operative, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Obligation Registrar, Authenticating Agent or such other agent.

         7.6 Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company and except as provided in the last sentence of
Section 6.4. The Trustee shall have no liability or responsibility for any loss or failure to maximize earnings resulting from any investment made in accordance with the provisions of this Indenture.

         7.7 Compensation and Reimbursement.

         The Company agrees

                  (a) to pay to the Trustee and each Paying Agent from time-to-time such compensation as may be specifically agreed upon with the Trustee or Paying Agent and, absent specific agreement, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee and each Paying Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or Paying Agent in accordance with any provision of this Indenture or as a result of its performance of any obligation under this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's or Paying Agent's negligence or bad faith; and

                  (c) to indemnify the Trustee and each Paying Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

All such payments and reimbursements shall be made with interest at the "prime rate" as quoted by and in effect from time to time by the Trustee plus one percent (1%) per annum (such rate to be recomputed, and as so recomputed to take effect, as of the day immediately following the date on which the Trustee publicly announces any change in its "prime rate").

         7.8 Disqualification; Conflicting Interests.

                  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section (certain terms being defined and percentages calculated as hereinafter stated in this Section), if the default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated within the ninety (90) day period immediately following the date on which the Trustee ascertains that it has such conflicting interest, it shall, within such ninety (90) day period, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

                  (b) In the event that the Trustee shall fail to comply with the provisions of paragraph (a) above the Trustee shall, within ten (10) days after the expiration of such ninety (90) day period, transmit notice of such failure to the Holders in the manner and to the extent provided in Section 8.3(c).

                  (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if there is an Event of Default and

                           (i) the Trustee is trustee  under  another  indenture
under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, or is trustee for more than one outstanding series of securities, as hereafter defined, under a single indenture of the Company, unless such other indenture is a collateral trust indenture under which the only collateral consists of Obligations issued under this Indenture, PROVIDED that there shall be excluded from the operation of this clause other series under this Indenture and any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures or with respect to such series; or

                           (ii) the Trustee or any of its directors or executive
officers is an underwriter for the Company; or

                           (iii) the Trustee directly or indirectly  controls or
is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company; or

                           (iv) the Trustee or any of its directors or executive
officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that
(A) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of clause (i) above, to act as trustee, whether under an indenture or otherwise; or

                           (v)  10% or  more  of the  voting  securities  of the
Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons; or

                           (vi) the Trustee is the beneficial owner of, or holds
as collateral security for an obligation which is in default (as hereinafter in this paragraph defined), (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Obligations issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company; or

                           (vii)  the  Trustee  is the  beneficial  owner of, or
holds as collateral security for an obligation which is in default (as hereinafter in this paragraph defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company; or

                           (viii)  the  Trustee is the  beneficial  owner of, or
holds as collateral security for an obligation which is in default (as hereinafter in this paragraph defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                           (ix) the  Trustee  owns,  upon the  occurrence  of an
Event of Default (or any occurrence that would constitute an Event of Default upon the lapse of time or giving of notice) or any anniversary of such date while such Event of Default or occurrence remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under clauses (vi), (vii) or (viii) above. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two (2) years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after any Event of Default (or other occurrence that would constitute an Event of Default upon the lapse of time or giving of notice) and annually in each succeeding year that any Event of Default or other occurrence remains outstanding, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of, or the premium, if any, or interest on, any of the Obligations when and as the same becomes due and payable, and such failure continues for thirty (30) days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty (30) day period, and after such date, notwithstanding the foregoing provisions of this clause, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of clauses (vi), (vii) and
(viii) above; or

                           (x)  except  under  the  circumstances  described  in
Section 7.13(b), the Trustee shall become a creditor of the Company.

         For purposes of clause (i) above, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such Holders, separately from Holders of another such series; PROVIDED that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

         The specification of percentages in clauses (v) to (ix) inclusive, above, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of clause (iii) or
(vii) above.

         For the purposes of clauses  (vi),  (vii),  (viii) and (ix) above only,
(a) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (b) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for thirty (30) days or more and shall not have been cured; and (c) the Trustee shall not be deemed to be the owner or holder of (1) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined above, or (2) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (3) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

         Except in the case of the failure to pay, repay or prepay the principal of or interest on any Obligation, or to pay any sinking or purchase fund installment, on the date on which it becomes due, the Trustee shall not be required to resign as provided by this paragraph if such Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

                           (A) the Event of Default  (or other  event that would
constitute an Event of Default upon the passage of time or giving of notice) otherwise giving rise to an obligation by the Trustee to resign may be cured or waived during a reasonable period and under the procedures described in such application, and

                           (B) a stay of the  Trustee's  duty to resign will not
be inconsistent with the interests of Holders of the Obligations. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

         Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such an appointment.

                  (d) For the purposes of this Section:

                           (i) The term  "underwriter"  when used with reference
to the Company means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                           (ii) The term  "director"  means  any  director  of a
corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                           (iii)  The  term  "person"  means  an  individual,  a
corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this clause, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                           (iv) The term  "voting  security"  means any security
presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                           (v) The term  "Company"  means any  obligor  upon the
Obligations.

                           (vi)  The  term   "executive   officer"   means   the
president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                  (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                           (i) A specified  percentage of the voting  securities
of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this clause) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                           (ii) A specified  percentage of a class of securities
of a person means such percentage of the aggregate amount of securities of the class outstanding.

                           (iii) The term "amount" means, when used in regard to
securities, the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                           (iv) The term "outstanding" means issued and not held
by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                                    (A)  securities  of  an  issuer  held  in  a
sinking fund relating to securities of the issuer of the same class;

                                    (B)  securities  of  an  issuer  held  in  a
sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                                    (C) securities pledged by the issuer thereof
as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                                    (D)  securities  held in escrow if placed in
escrow by the issuer thereof;

PROVIDED, HOWEVER, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                           (v) A  security  shall  be  deemed  to be of the same
class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; PROVIDED, HOWEVER, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series as different classes, and PROVIDED FURTHER that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

7.9      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which (i) shall be (A) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, which is authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, state, territorial or District of Columbia authority, or (B) a corporation or other Person organized and doing business under the laws of a foreign government and permitted by order of the Commission to act as a trustee under an indenture qualified or to be qualified under the TIA, which is authorized under the laws of such foreign government to exercise corporate trust powers and is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and (ii) shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         7.10 Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) Unless an Event of Default (or an occurrence that would constitute an Event of Default upon the passage of time or the giving of notice) exists, the Company may remove the Trustee with or without cause, by delivery to the Trustee of a Board Resolution effecting such removal. The Trustee may be removed with or without cause at any time by Act of the Holders of a majority in principal amount of the Obligations Outstanding, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (i) the  Trustee  shall fail to comply  with  Section
7.8(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of an Obligation for at least six (6) months, or

                           (ii) the Trustee  shall  cease to be  eligible  under
Section 7.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (iii) the Trustee shall become incapable of acting or
shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee, or (2) subject to Section 6.14, any Holder who has been a bona fide Holder of an Obligation for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. In case all or substantially all of the property of the Company shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may similarly appoint a successor to fill such vacancy until a new Trustee shall be so appointed by the Holders. If, within one (1) year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Obligations Outstanding delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, subject to Section 6.14, the Trustee or any Holder who has been a bona fide Holder of an Obligation for at least six (6) months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Obligations as their names and addresses appear in the Obligation Register and to the Holders of Notes as their addresses have been previously provided to the Trustee in writing. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

         7.11 Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument conveying and transferring to such successor Trustee upon the trusts herein expressed all the estates, properties, rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such estates, properties, rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

         7.12 Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Obligations shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Obligations so authenticated with the same effect as if such successor Trustee had itself authenticated such Obligations.

         7.13 Preferential Collection of Claims against Company.

                  (a) Subject to paragraph (b) below, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three (3) months prior to a default (as defined in paragraph (c) below), or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Obligations and the holders of other indenture securities (as defined in paragraph (c) below:

                           (i) an amount equal to any and all  reductions in the
amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three (3) month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause
(ii) below, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                           (ii) all property  received by the Trustee in respect
of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three (3) month period, or an amount equal to the proceeds of any such property, if disposed of, SUBJECT, HOWEVER, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing  herein  contained,  however,  shall  affect  the  right of the
Trustee:

                                    (A)  to  retain  for  its  own  account  (i)
payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceeding for reorganization pursuant to the Federal Bankruptcy Code or applicable state law; or

                                    (B) to realize,  for its own  account,  upon
any property held by it as security for any such claim, if such property was so held prior to the beginning of such three (3) month period; or

                                    (C) to  realize,  for its own  account,  but
only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three (3) month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default would occur within three (3) months; or

                                    (D) to receive payment on any claim referred
to in subclause (B) or (C) above, against the release of any property held as security for such claim as provided in subclause (B) or (C) above, as the case may be, to the extent of the fair value of such property.

         For the purposes of subclauses (B), (C) and (D) above, property substituted after the beginning of such three (3) month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of said subclauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for liquidation or reorganization pursuant to the Federal Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for liquidation or reorganization pursuant to the Federal Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such three (3) month period shall be subject to the provisions of this paragraph
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three (3) month period, it shall be subject to the provisions of this paragraph (a) if and only if the following conditions exist:

                           (x) the receipt of property  or  reduction  of claim,
which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three (3) month period; and

                           (y) such  receipt of property or  reduction  of claim
occurred within three (3) months after such resignation or removal.

                  (b) there shall be excluded  from the  operation  of paragraph
(a) above a creditor relationship arising from:

                           (i) the ownership or acquisition of securities issued
under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee; or

                           (ii)  disbursements  made in the  ordinary  course of
business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity; or

                           (iii) an indebtedness created as a result of services
rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction (as defined in paragraph (c) below); or

                           (iv) the ownership of stock or of other securities of
a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                           (v)  the   acquisition,   ownership,   acceptance  or
negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper (as defined in paragraph (c) below).

                  (c) For the purposes of this Section only:

                           (i) The term  "default"  means  any  failure  to make
payment in full of the principal of or interest on any of the Obligations or upon the other indenture securities when and as such principal or interest become due and payable;

                           (ii)  The term  "other  indenture  securities"  means
securities upon which the Company is an obligor outstanding (within the meaning of that term in Section 7.8(e)(iv)) under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                           (iii)   The  term   "cash   transaction"   means  any
transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                           (iv)  The term  "self-liquidating  paper"  means  any
draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                           (v) The term  "Company"  means any  obligor  upon the
Obligations;

                           (vi) The term "Federal  Bankruptcy  Code" means Title
11 of the United States Code, as it may be amended from time-to-time; and

         7.14 Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Obligations issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Sections 3.6, 3.7, 3.8 or 12.7, and Obligations so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Such Authenticating Agent shall at all times be a bank or trust company, and shall at all times be a corporation organized and doing business under the laws of the United States or of any state, territory or the District of Columbia, with a combined capital and surplus of at least $50,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent hereunder, provided such corporation shall otherwise be eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Trustee may at any

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

time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall mail notice of such appointment by first-class mail, postage prepaid, to all Holders of Obligations of the applicable series as the names and addresses of such Holders appear on the Obligation Register.

         If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         The Trustee agrees to pay to the Authenticating Agent from time-to-time reasonable compensation for its services under this Section and the Trustee shall be entitled to be reimbursed by the Company for such payments, subject to
Section 7.7. The provisions of Sections 3.10, 7.4 and 7.5 shall be applicable to any Authenticating Agent.

         Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time-to-time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.7.

         If an appointment is made pursuant to this Section, the Obligations may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Obligations described in the within-mentioned Indenture.


                                  As Trustee

                                  By: ---------------------------------------
                                        As Authenticating Agent



                                  By:
                                     ------------------------------------
                                     Authorized Officer

8.       HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         8.1 Company to Furnish Trustee Semi-Annual Lists of Holders.

         The Company will furnish or cause to be furnished to the Trustee semiannually, not less than forty-five (45) days nor more than sixty (60) days after March 15 and September 15 of each year, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the

Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Obligations, obtained since the date as of which the next previous list, if any, was furnished, EXCLUDING from any such list the names and addresses received by the Trustee in its capacity as Obligation Registrar. Any such list may be dated as of a date not more than fifteen (15) days prior to the time such information is furnished and need not include information received after such date.

         8.2 Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Obligations (i) contained in the most recent list furnished to the Trustee as provided in
Section 8.1, (ii) received by the Trustee in the capacity of Paying Agent (if so acting) hereunder, (iii) filed with the Trustee by Holders of Obligations within the two (2) preceding years as provided for in Section 8.3(c)(ii), or (iv) received by the Trustee in its capacity as Obligation Registrar.

         The Trustee may (1) destroy any list furnished to it under Section 8.1 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than forty-five (45) days after each March 15 and September 15 of each year, a list containing the names and addresses of the Holders of Obligations obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and (4) destroy, not earlier than two (2) years after filing, any information as to their names and addresses filed with the Trustee by Holders of Obligations as provided for in
Section 8.3(c)(ii).

                  (b) If three or more Holders of Obligations (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned an Obligation for a period of at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Obligations with respect to their rights under this Indenture or under the Obligations and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five (5) business days after the receipt of such application, at its election, either

                           (i) afford such applicants  access to the information
preserved at the time by the Trustee in accordance with Section 8.2(a), or

                           (ii) inform  such  applicants  as to the  approximate
number of Holders of Obligations whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 8.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 8.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five (5) days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Obligations or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Obligations, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Obligations in accordance with Section 8.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 8.2(b).

         8.3 Reports by Trustee.

         This Section shall be operative only while this Indenture is required to be qualified under the TIA.

                  (a) The term "reporting date" means, as used in this Section, June 30 in each year, beginning with the first June 30 falling on or after the Release Date. Within sixty (60) days after the reporting date in each year, the Trustee shall transmit to the Holders, as provided in paragraph (c) below, a brief report dated as of such reporting date with respect to any of the following events which may have occurred within the previous twelve (12) months (but if no such event has occurred within such period no such report need be transmitted):

                           (i) any change to its  eligibility  under Section 7.9
and its qualifications under Section 9.8;

                           (ii) the  creation  of or any  material  change  to a
relationship specified in clauses (i) through (x) of Section 7.8(c);

                           (iii) the  character  and amount of any advances (and
if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Obligations, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Obligations Outstanding on the date of such report;

                           (iv) the amount,  interest  rate and maturity date of
all other indebtedness owing by the Company (or by any other obligor on the Obligations) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(ii), (iii) or (v);

                           (v) any change to the  property  and  funds,  if any,
physically in the possession of the Trustee as such on the date of such report;

                           (vi) any additional  issue of  Obligations  which the
Trustee has not previously reported; and

                           (vii)  any  action   taken  by  the  Trustee  in  the
performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Obligations, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 7.2.

                  (b) The Trustee shall transmit to the Holders, as provided in paragraph (c) below, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to paragraph (a) above (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Obligations, on any property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this paragraph, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Obligations Outstanding at such time, such report to be transmitted within ninety (90) days after such time.

                  (c) Reports pursuant to this Section shall be transmitted by mail:

                           (i) to all Holders of  Obligations,  as the names and
addresses of such Holders appear in the Obligation Register;

                           (ii) to such  Holders  as  have,  within  the two (2)
years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                           (iii)  except  in the  case of  reports  pursuant  to
paragraph (b) above, to all Holders whose names and addresses have been furnished to or received by the Trustee pursuant to Section 8.1.

                  (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any of the Obligations are listed and also with the Commission. The

Company will notify the Trustee when the Obligations are listed on any stock exchange.


         8.4 Reports by Company.

         This Section shall be operative only while this Indenture is required to be qualified under the TIA.

         The Company shall:

                  (a) file with the Trustee, within fifteen (15) days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time-to-time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required by such rules and regulations; and

                  (c) transmit to the Holders of Obligations, within thirty (30) days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 8.3(c) with respect to reports pursuant to Section 8.3(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) above as may be required by rules and regulations prescribed by the Commission.

9.       CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         9.1  Consolidation,  Merger,  Conveyance  or  Transfer  only on Certain
Terms.

         The Company shall not consolidate with or merge into any other Person or convey or transfer all or substantially all of its properties and assets to any Person, unless:

                  (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer all or substantially all of the Company's properties and assets shall be a Person organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall execute and deliver to the Trustee a Supplemental Indenture, in form satisfactory to the Trustee containing an assumption by such successor Person of the due and punctual payment of the principal of (and premium, if any) and interest on all the Obligations and the performance and observance of every covenant and condition of this Indenture and the Obligations to be performed or observed by the Company;

                  (b) immediately after giving effect to such transaction, no Event of Default hereunder shall exist; and

                  (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger, conveyance or transfer and such Supplemental Indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction shall be complied with.

         9.2 Successor Person Substituted.

         Upon any consolidation or merger in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Company is merged shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

10.      SUPPLEMENTAL INDENTURES

         10.1 Supplemental Indentures Without Consent of Holders.

         Without the consent of the Holders of any Obligations, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time-to-time, may enter into one or more Supplemental Indentures, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Obligations or of any series of Obligations, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed; or

                  (b) to create any series of Obligations and make such other provisions as provided in Section 3.3; or

                  (c) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Obligations contained; or

                  (d) to evidence the appointment of any successor trustee or separate trustee or trustees or co-trustee or co-trustees hereunder, and to define the rights, powers, duties and obligations conferred upon any such separate trustee or trustees or co-trustee or co-trustees; or

                  (e) to add to the covenants of the Company or the Events of Default for the benefit of the Holders of all or any series of Obligations or to surrender any right or power herein conferred upon the Company; or

                  (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, PROVIDED such action shall not adversely affect the interests of the Holders of the Obligations in any material respect; or

                  (g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the TIA, EXCLUDING, HOWEVER, the provisions referred to in Section 316(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted; or

                  (h) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Obligations (i) in bearer form, registrable or not registrable as to principal and with or without interest coupons or (ii) in book-entry form; or

                  (i) to make any change in the Indenture that, in the reasonable judgment of the Trustee, will not materially and adversely affect the rights of Holders. For purposes of this paragraph of this Section, any Supplemental Indenture will be presumed not to materially and adversely affect the rights of the Holders if (1) this Indenture, as supplemented and amended by such Supplemental Indenture, provides equally and ratably for the payment of principal of (and premium, if any) and interest on the Outstanding Debt Obligations which are to remain Outstanding and (2) subject to the last sentence of this paragraph, the Company shall furnish to the Trustee written evidence from at least two (2) nationally recognized statistical rating organizations then rating the Obligations (or other obligations primarily secured by Outstanding Debt Obligations) that their respective ratings of the Outstanding Debt Obligations (or other obligations primarily secured by Outstanding Debt Obligations) that are not subject to Credit Enhancement will not be withdrawn or reduced as a result of the changes in the Indenture effected by such Supplemental Indenture; PROVIDED, HOWEVER, that the failure to qualify for the presumption set forth in this sentence shall not create any presumption to the contrary or be used to question the judgment of the Trustee and PROVIDED, FURTHER, that the provisions of this paragraph may not be used to amend or modify the items listed in paragraphs (a) through (e) of Section 10.2 hereof in any way that is inconsistent with the provisions of such Section 10.2. The Trustee may rely on the written evidence of the nationally recognized statistical rating organizations then rating the Obligations (or other obligations primarily secured by Outstanding Obligations) with respect to credit matters relating to the Company to the extent that it deems such reliance to be appropriate.

         The Company shall promptly give notice to any Credit Enhancer of any Supplemental Indenture entered into pursuant to the provisions of this Section 10.1.

         10.2 Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Obligations of all series then Outstanding affected by

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

such Supplemental Indenture, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Obligations under this Indenture; PROVIDED, HOWEVER, that no such Supplemental Indenture shall, without the consent of the Holder of each Outstanding Obligation affected thereby,

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any Obligation, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Obligation, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date); or

                  (b) reduce the percentage in principal amount of the Obligations Outstanding, the consent of whose Holders is required for any such Supplemental Indenture, or the consent of whose Holders is required for any waiver provided for in this Indenture of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences; or

                  (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                  (d) modify any of the provisions of this Section, Section 6.8 or Section 8.13, except to increase any percentage provided thereby or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Obligation affected thereby; or

                  (e) modify, in the case of Obligations of any series for which a mandatory sinking fund is provided, any of the provisions of this Indenture in such manner as to affect the rights of the Holders of such Obligations to the benefits of such sinking fund; or

(f)      modify or alter Section 6.4 of this Indenture.

         The Trustee may in its discretion determine whether or not any Obligation would be affected by any Supplemental Indenture and any such determination shall be conclusive upon the Holder of all Obligations, whether theretofore or thereafter authenticated and delivered hereunder, and the Trustee shall have no liability to any Holder of any Obligation for any such determination made in good faith.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         10.3 Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any Supplemental Indenture permitted by this Article or the modification thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 7.1, shall be fully protected in relying upon, an


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

Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture. The Trustee may, but shall not, except to the extent required in the case of a Supplemental Indenture entered into under Section 10.1(g), be obligated to, enter into any such Supplemental Indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture.

         10.4 Effect of Supplemental Indentures.

         Upon the execution of any Supplemental Indenture under this Article, this Indenture shall be modified in accordance therewith and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Obligations theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         10.5 Conformity with Trust Indenture Act.

         After qualification of this Indenture under the TIA, every Supplemental Indenture executed pursuant to this Article thereafter shall conform to the requirements of the TIA as then in effect.

         10.6 Reference in Obligations to Supplemental Indentures.

         Obligations authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article may, and if required by the Trustee or the Company shall, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture. If the Company shall so determine, new Obligations so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such Supplemental Indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Obligations.

11.      COVENANTS

         11.1 Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Obligations in accordance with the terms of the Obligations and this Indenture.

         11.2 Maintenance of Office or Agency.

         The Company will maintain an office or agency in each Place of Payment where Obligations may be presented or surrendered for payment, where Obligations entitled to be registered, transferred, exchanged or converted may be presented or surrendered for registration, transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Obligations and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Company shall fail to maintain such an office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         11.3 Money for Obligation Payments to be Held in Trust; Repayment of Unclaimed Money.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Obligations, segregate and hold in trust for the benefit of the Holders of such Obligations a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided, and the Company will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Obligations, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Holders of such Obligations entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         Moneys so segregated or deposited and held in trust shall constitute a separate trust fund for the benefit of the Persons entitled to such principal, premium or interest. Except in the case of moneys so segregated by the Company when acting as its own Paying Agent, moneys held in trust by the Trustee or any other Paying Agent for the payment of the principal (or premium, if any) or interest on the Obligations need not be segregated from other funds, except to the extent required by law.

         The Company will cause each Paying Agent other than the Company and Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (a) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Obligations in trust for the benefit of the Holders of such Obligations until such sums shall be paid to the Holders or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Obligations) in the making of any payment of principal (and premium, if any) or interest; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all money held in trust by the Company or such Paying Agent, such money to be held by the Trustee upon the same trusts as those upon which such money was held by the Company or such Paying Agent; and, upon such payment by the Company, the Company shall be discharged from such trust, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent or held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Obligation and remaining unclaimed for two (2) years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Obligation shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

         11.4 Limitations on Security Interests.

         The Company shall not create, assume or suffer to exist any Security Interest (as defined below) on any property or assets now owned or hereafter acquired by the Company without equally and ratably securing the obligations of the Company to the Holders of any and all Obligations of any series then
Outstanding, except Security Interests securing amounts not to exceed in the aggregate $5,000,000 at any one time outstanding. As used herein, the term "Security Interest" with respect to any property as assets means any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of such property or assets (other than a lien or security interest arising by operation of law) securing repayment of borrowed money or the obligation to pay the deferred purchase price for property or services (but excluding, in any case, any sale and leaseback agreement or other similar agreement).

         11.5 Maintenance of Properties.

         The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

         The Company will promptly classify, and record on its books, as retired, all property that has permanently ceased to be used or useful in the business of the Company.

         11.6 To Insure.

         The Company will at all times keep all its property of an insurable nature and of the character usually insured by companies operating similar properties, insured in amounts customarily carried, and against loss or damage from such causes as are customarily insured against, by similar companies. All such insurance shall be effected with responsible insurance carriers.

         11.7 Corporate Existence.

         Subject to Article 9, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         11.8 To Keep Books; Inspection by Trustee.

         The Company will keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Obligations and the plant, properties, business and affairs of the Company in accordance with Accounting Requirements. The Company will, upon reasonable written notice by the Trustee to the Company and at the expense of the Company, permit the Trustee by its representatives to inspect the plants and properties, books of account, records, reports and other papers of the Company, and to take copies and extracts therefrom, and will afford and procure a reasonable opportunity to make any such inspection, and the Company will furnish to the Trustee any and all information as the Trustee may reasonably request, with respect to the performance by the Company of its covenants in this Indenture; PROVIDED, HOWEVER, the Company shall not be required to make available any information supplied to it by a third party which is subject to a confidentiality agreement with such third party except to the extent allowed by, and subject to the terms of such confidentiality agreement.

         11.9 Advances by Trustee.

         If the Company shall fail to perform any of its covenants in this Indenture, the Trustee may, at any time and from time-to-time, after notice to the Company, make advances to effect performance of any such covenant on behalf of the Company; and all moneys so used or advanced by the Trustee, together with interest at the "prime rate" as quoted by and in effect from time to time by the Trustee plus one percent (1%) per annum (such rate to be recomputed, and as so recomputed to take effect, as of the day immediately following the date on which the Trustee publicly announces any change in its "prime rate"), shall be repaid by the Company upon demand. Nothing contained herein shall be deemed to obligate the Trustee to advance its own monies for any purpose.

         11.10 Statement as to Compliance.

         The Company will deliver to the Trustee,  within one hundred and twenty
(120) days after the end of each calendar year, a written statement signed by the principal executive officer and by the principal financial officer or principal accounting officer of the Company stating that a review of the Company's activities has been made under their supervision and that the Company has fulfilled its obligations hereunder in all material respects.

         Promptly after any Officer of the Company may reasonably be deemed to have knowledge of a default (as defined in Section 7.2) hereunder, the Company will deliver to the Trustee a written notice specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto.

         Promptly upon becoming aware of the ownership of any Obligation by any Affiliate of the Company, any other obligor under such Obligation or any Affiliate of such obligor, the Company shall give the Trustee notice thereof.

         11.11 Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in this Article except Sections 11.1, 11.2, 11.3, 11.7, 11.8, 11.9 and the first sentence of Section 11.12 if before or after the time for such compliance the Holders of at least a majority in principal amount of all Obligations then Outstanding shall, by Act of such Holders, either waive in writing such compliance in such instance or generally waive in writing such compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         11.12 Rate Covenant.

         The Company shall establish and collect rates, rents, charges, fees and other compensation (collectively, "Rates") for the use or the sale of the output, capacity or service of the System that, together with other moneys available to the Company, produce moneys sufficient to enable the Company to comply with all its covenants under this Indenture. Subject to any necessary regulatory approval or determination, the Company also shall establish and collect Rates for the use or the sale of output, capacity or service of the System that, together with other revenues available to the Company, are reasonably expected to yield Margins for Interest for each fiscal year of the Company equal to at least 1.10 times Interest Charges for such period. Promptly upon any material change in the circumstances which were contemplated at the time such Rates were most recently reviewed, but not less frequently than once every twelve (12) months, the Company shall review the Rates so established and shall promptly establish or revise such Rates as necessary to comply with the foregoing requirements, subject in the case of the foregoing Margins for Interest requirement to any necessary regulatory approval or determination.

         11.13 Distributions to Members.

         The Company shall not directly or indirectly declare or pay any dividend or make any payments of, distributions of, or retirements of patronage capital to its members (each a "Distribution") if, at the time thereof or after giving effect thereto, (i) an Event of Default shall exist, or (ii) the Company's equities and margins (determined in accordance with Accounting Requirements) as of the end of the Company's most recent fiscal quarter would be less than thirty percent (30%) of the Company's total long-term debt and equities and margins (determined in accordance with Accounting Requirements) at such time; provided, however, that the Company may, in any fiscal year, make a Distribution of up to the lesser of (x) five percent (5%) of the Company's aggregate margins and equities on the books of the Company as of the end of the immediately preceding fiscal year or (y) fifty percent (50%) of the prior fiscal year's margins (determined in accordance with the definition of Margins for Interest). For purposes of this Section, determination of aggregate margins and equities and total long-term debt and equities shall not include any amount on account of earnings retained in any Subsidiary or Affiliate of the Company and any such determination of total long-term debt and equities shall exclude the debt of any Subsidiary or Affiliate.

12.      REDEMPTION OF OBLIGATIONS; SINKING FUNDS

         12.1 Applicability of Sections 12.1 Through 12.7.

         Obligations which by their express terms are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise provided with respect to the Obligations of any particular series by the provisions of a Supplemental Indenture creating such series) in accordance with Sections 12.1 through 12.7, inclusive.

         12.2 Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Obligations shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Outstanding Obligations of any series, the Company shall, at least forty-five (45) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee in writing of such Redemption Date and of the principal amount of Obligations of such series to be redeemed and of the numbers of any Outstanding Obligations of such series then owned by the Company.

         If the Obligations of any series to be redeemed consist of Obligations having different Stated Maturities or different rates of interest (or methods of computing interest), then the Company may, in the notice delivered to the Trustee pursuant to this Section, direct that the Securities of such series to be redeemed shall be selected from among groups of such Obligations having specified Stated Maturities or rates of interest (or methods of computing interest) and the Trustee shall thereafter select the particular Obligations to be redeemed in the manner set forth below from among the groups of Obligations so specified.

         12.3 Selection by Trustee of Obligations to be Redeemed.

         Unless otherwise provided in a Supplemental Indenture authorizing a particular series of Obligations, if less than all the Outstanding Obligations of any series or maturity within a series are to be redeemed, the particular Obligations to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Obligations of such series or maturity within a series which have not previously been called for redemption by such method as the Trustee shall deem fair and appropriate. In any such selection pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of Obligations of such series or maturity within a series so selected shall be equal to the greater of $1,000 and the smallest authorized denomination of the Obligations of such series, or a multiple thereof, by increasing or decreasing or eliminating the amount which would otherwise be allocable to any Holder by an amount not exceeding such minimum. The Trustee in its discretion may determine the particular Obligations (if there is more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. In any case where any Obligations of such series are registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Obligation of such series.

         The Trustee shall promptly notify the Company in writing of the Obligations selected for redemption and, in the case of any Obligation selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Obligations shall relate, in the case of any Obligation redeemed or to be redeemed only in part, to the portion of the principal of such Obligation which has been or is to be redeemed.

         12.4 Notice of Redemption.

         Except as otherwise provided in a Supplemental Indenture, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Obligations of such series to be redeemed, at his address appearing in the Obligation Register.

         Except as otherwise provided in a Supplemental Indenture, all notices of redemption-shall state:

                  (a) the CUSIP number (if any) of all Obligations to be redeemed,

                  (b) the Redemption Date,

                  (c) the Redemption Price,

                  (d) the principal amount of Obligations of each series to be redeemed, and, if less than all Outstanding Obligations of a series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Obligations of such series to be redeemed,

                  (e) that on the Redemption Date the Redemption Price of each of the Obligations to be redeemed will become due and payable and that the interest thereon shall cease to accrue from and after said Redemption Date if the Redemption Price is then paid,

                  (f) the place or places where the Obligations of each series to be redeemed are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment for such series, and

                  (g) if it be the case, that such redemption is to satisfy sinking fund requirements.

         Notice of redemption of Obligations to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         12.5 Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 11.3) an amount of money sufficient to pay the Redemption Price of all the Obligations which are to be redeemed on that date. Such money shall be held in trust for the benefit of the Persons entitled to such Redemption Price.

         Subject to the requirements of any Supplemental Indenture, the Company may determine what sinking fund requirements (if any) to apply redeemed Obligations against.

         12.6 Obligations Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Obligations so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Obligations shall cease to bear interest. Upon surrender of any such Obligation for redemption in accordance with said notice or compliance with such other terms as may be provided in any Supplemental Indenture relating thereto, such Obligation shall be paid by the Company at the Redemption Price. Installments of interest with a Stated Maturity on or prior to the Redemption Date shall be payable to the Holders of the Obligations registered as such on the relevant Record Dates according to the terms of such Obligations and the provisions of Section 3.9.

         If any Obligation called for redemption shall not be so paid upon surrender thereof for redemption or as otherwise provided under Section 12.7 in lieu of surrender, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Obligation.

         12.7 Obligations Redeemed in Part.

         Unless otherwise provided in any Supplemental Indenture, any Obligation which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Obligation, without service charge, a new Obligation or Obligations of the same series and maturity of any authorized denomination or denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Obligation so surrendered.

         In lieu of surrender under the preceding paragraph, payment of the Redemption Price of a portion of any Obligation held in the Book-Entry System may be made directly to the Holder thereof without surrender thereof if there shall have been filed with the Trustee either (i) a written agreement between the Company and such Holder and, if such Holder is a nominee, the Person for whom such Holder is a nominee, that payment shall be so made and that such Holder will not sell, transfer or otherwise dispose of such Obligation unless prior to delivery thereof such Holder shall present such Obligation to the Trustee for notation thereon of the portion of the principal thereof redeemed or shall surrender such Obligation in exchange for a new Obligation or Obligations for the unredeemed balance of the principal of the surrendered Obligation or
(ii) a certificate of the Company that such an agreement has been entered into and remains in force.

         12.8 Applicability of Sections 12.8 Through 12.10.

         The provisions of Sections 12.8 through 12.10, inclusive, shall be applicable to any sinking fund for the retirement of Obligations except as otherwise specified as contemplated by Section 3.3 for Obligations of a particular series.

         The minimum amount of any sinking fund payment provided for by the terms of Obligations of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Obligations of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Obligations of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.9. Each sinking fund payment shall be applied to the redemption of Obligations of any series as provided for by the terms of Obligations of such series.

         12.9 Satisfaction of Sinking Fund Payments with Obligations.

         The Company (1) may deliver Outstanding Obligations of a series (other than any previously called for redemption) and (2) may apply, as a credit, Obligations of a series which have been redeemed either at the election of the Company pursuant to the terms of such Obligations or through the application of permitted optional sinking fund payments pursuant to the terms of such Obligations, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Obligations of such series required to be made pursuant to the terms of such Obligations as provided for by the terms of such series; PROVIDED that such Obligations have not been previously so credited. Such Obligations shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Obligations for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         12.10 Redemption of Obligations for Sinking Fund.

         Not less than sixty (60) days prior to each sinking fund payment date for any series of Obligations, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Obligations of that series pursuant to Section 12.9 and will also deliver to the Trustee any Obligations to be so delivered. Not less than thirty (30) days before each such sinking fund payment date the Trustee shall select the Obligations to be redeemed upon such sinking fund payment date in the manner specified in Section 12.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 12.4. Such notice having been duly given, the redemption of such Obligations shall be made upon the terms and in the manner stated in Sections
12.6 and 12.7.

                                  " " " " " " "

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                             CHUGACH ELECTRIC ASSOCIATION, INC.,
                                             an Alaska electric cooperative


                                             By:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------

                                             U.S.     BANK    TRUST     NATIONAL
                                             ASSOCIATION,
                                             a national banking association,
                                             as Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------

                                TABLE OF CONTENTS


 RECITALS OF THE COMPANY..........................................................................................1

 1.      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.................................................2
         1.1      Definitions....................................................................................2
         1.2      Acts of Holders...............................................................................12
         1.3      Notices, etc., to Trustee and Company.........................................................13
         1.4      Notices to Holders; Waiver....................................................................13
         1.5      Form and Contents of Documents Delivered to Trustee...........................................13
         1.6      Compliance Certificates and Opinions..........................................................15
         1.7      Conflict with Trust Indenture Act.............................................................15
         1.8      Effect of Headings and Table of Contents......................................................15
         1.9      Successors and Assigns........................................................................16
         1.10     Severability Clause...........................................................................16
         1.11     Benefits of Indenture.........................................................................16
         1.12     Governing Law.................................................................................16
         1.13     Action by Credit Enhancer When Action by Holders Required.....................................16
         1.14     Bank Holidays.................................................................................16
         1.15     Maturity of Obligations.......................................................................17
         1.16     Acceptance of Trust by Trustee................................................................17
         1.17     Investment of Cash Held by Trustee............................................................17
         1.18     Principal Amount of Obligations Other than Bonds..............................................17

 2.      OBLIGATION FORMS.......................................................................................17
         2.1      Forms of Additional Obligations Generally.....................................................17
         2.2      Form of Trustee's Certificate of Authentication for Pre-Existing Bonds........................18
         2.3      Form of Trustee's Certificate of Authentication for Additional Obligations....................19

 3.      THE OBLIGATIONS........................................................................................19
         3.1      Terms and Forms of Pre-Existing Bonds.........................................................19
         3.2      General Limitations; Issuable in Series.......................................................19
         3.3      Terms of Particular Series....................................................................20
         3.4      Denominations.................................................................................21
         3.5      Execution, Authentication, Delivery and Dating................................................21
         3.6      Temporary Obligations.........................................................................22
         3.7      Registration; Registration of Transfer and Exchange...........................................22
         3.8      Mutilated, Destroyed, Lost and Stolen Obligations.............................................23
         3.9      Payment of Interest; Interest Rights Preserved................................................24
         3.10     Persons Deemed Owners.........................................................................25

 4.      AUTHENTICATION AND DELIVERY OF ADDITIONAL OBLIGATIONS..................................................25

 5.      DEFEASANCE.............................................................................................26

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         5.1      Termination of Company's Obligations..........................................................26
         5.2      Application of Deposited Money and Money From Defeasance Securities...........................29
         5.3      Repayment to Company..........................................................................29
         5.4      Reinstatement.................................................................................30

 6.      EVENTS OF DEFAULT AND REMEDIES.........................................................................30
         6.1      Events of Default.............................................................................30
         6.2      Acceleration of Maturity; Rescission and Annulment............................................32
         6.3      Covenant to Pay Trustee Amounts Due on Obligations and Right of Trustee to Judgment...........33
         6.4      Application of Money Collected................................................................33
         6.5      Trustee May File Proofs of Claim..............................................................34
         6.6      Trustee May Enforce Claims Without Possession of Obligations..................................35
         6.7      Limitation on Suits...........................................................................35
         6.8      Unconditional Right of Holders to Receive Principal, Premium and Interest.....................36
         6.9      Restoration of Positions......................................................................36
         6.10     Rights and Remedies Cumulative................................................................36
         6.11     Delay or Omission Not Waiver..................................................................37
         6.12     Control by Holders............................................................................37
         6.13     Waiver of Past Defaults.......................................................................37
         6.14     Undertaking for Costs.........................................................................38
         6.15     Remedies Subject to Applicable Law............................................................38
         6.16     Principal Amount of Original Issue Discount Obligation........................................38
         6.17     Default Not Affecting All Series of Obligations...............................................38

 7.      THE TRUSTEE  39
         7.1      Certain Duties and Responsibilities...........................................................39
         7.2      Notice of Defaults............................................................................40
         7.3      Certain Rights of Trustee.....................................................................40
         7.4      Not Responsible for Recitals, Application of Proceeds or Contents of Disclosure
                  Materials.....................................................................................41
         7.5      May Hold Obligations..........................................................................41
         7.6      Money Held in Trust...........................................................................42
         7.7      Compensation and Reimbursement................................................................42
         7.8      Disqualification; Conflicting Interests.......................................................42
         7.9      Corporate Trustee Required; Eligibility.......................................................47
         7.10     Resignation and Removal; Appointment of Successor.............................................48
         7.11     Acceptance of Appointment by Successor........................................................49
         7.12     Merger, Conversion, Consolidation or Succession to Business...................................49
         7.13     Preferential Collection of Claims against Company.............................................50
         7.14     Authenticating Agent..........................................................................53

 8.      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY......................................................54
         8.1      Company to Furnish Trustee Semi-Annual Lists of Holders.......................................54
         8.2      Preservation of Information; Communications to Holders........................................55
         8.3      Reports by Trustee............................................................................56

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         8.4      Reports by Company............................................................................58

 9.      CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER..........................................................58
         9.1      Consolidation, Merger, Conveyance or Transfer only on Certain Terms...........................58
         9.2      Successor Person Substituted..................................................................59

 10.     SUPPLEMENTAL INDENTURES................................................................................59
         10.1     Supplemental Indentures Without Consent of Holders............................................59
         10.2     Supplemental Indentures With Consent of Holders...............................................60
         10.3     Execution of Supplemental Indentures..........................................................61
         10.4     Effect of Supplemental Indentures.............................................................62
         10.5     Conformity with Trust Indenture Act...........................................................62
         10.6     Reference in Obligations to Supplemental Indentures...........................................62

 11.     COVENANTS    62
         11.1     Payment of Principal, Premium and Interest....................................................62
         11.2     Maintenance of Office or Agency...............................................................62
         11.3     Money for Obligation Payments to be Held in Trust; Repayment of Unclaimed Money...............63
         11.4     Limitations on Security Interests.............................................................64
         11.5     Maintenance of Properties.....................................................................64
         11.6     To Insure.....................................................................................64
         11.7     Corporate Existence...........................................................................65
         11.8     To Keep Books; Inspection by Trustee..........................................................65
         11.9     Advances by Trustee...........................................................................65
         11.10    Statement as to Compliance....................................................................65
         11.11    Waiver of Certain Covenants...................................................................66
         11.12    Rate Covenant.................................................................................66
         11.13    Distributions to Members......................................................................66

 12.     REDEMPTION OF OBLIGATIONS; SINKING FUNDS...............................................................67
         12.1     Applicability of Sections 12.1 Through 12.7...................................................67
         12.2     Election to Redeem; Notice to Trustee.........................................................67
         12.3     Selection by Trustee of Obligations to be Redeemed............................................67
         12.4     Notice of Redemption..........................................................................68
         12.5     Deposit of Redemption Price...................................................................69
         12.6     Obligations Payable on Redemption Date........................................................69
         12.7     Obligations Redeemed in Part..................................................................69
         12.8     Applicability of Sections 12.8 Through 12.10..................................................70
         12.9     Satisfaction of Sinking Fund Payments with Obligations........................................70
         12.10    Redemption of Obligations for Sinking Fund....................................................70


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